                            MFS(R)/SUN LIFE SERIES TRUST

                           CAPITAL OPPORTUNITIES SERIES

                             STRATEGIC GROWTH SERIES

              SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION


  The Statement of Additional Information for the funds of the MFS/Sun Life Series Trust has, with regard to the above referenced funds, been revised effective April 5, 2007. The attached updated SAI replaces in its entirety any SAI dated prior to May 1, 2006.

                  THE DATE OF THIS SUPPLEMENT IS APRIL 5, 2007.

-------------------------
MFS/SUN LIFE SERIES TRUST
-------------------------


MAY 1, 2006, AS REVISED APRIL 5, 2007


M F S(SM)                                                STATEMENT OF ADDITIONAL
INVESTMENT MANAGEMENT(R)                                             INFORMATION

MFS/SUN LIFE SERIES TRUST
500 BOYLSTON STREET, BOSTON, MA 02116
(617) 954-5000


This Statement of Additional Information of MFS/Sun Life Series Trust (the "Series Fund"), as amended or supplemented from time to time (the "SAI"), sets forth information which may be of interest to investors, but which is not necessarily included in the Series Fund's Prospectus dated May 1, 2006, as supplemented from time to time. This SAI should be read in conjunction with the Prospectus. The Series Fund's financial statements are incorporated into this SAI by reference to the Series Fund's most recent Annual Report to shareholders. A copy of the Annual Report accompanies this SAI. You may obtain a copy of the Series Fund's Prospectus and Annual Report without charge by contacting Sun Life Assurance Company of Canada (U.S.) (please see back cover for address and telephone number).

This SAI relates to the 28 Series of the Series Fund identified on page three hereof. Shares of these Series are offered principally to separate accounts of Sun Life Assurance Company of Canada (U.S.) and its affiliates that fund variable annuity and variable life insurance contracts.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

                               TABLE OF CONTENTS
                                                                            Page
                                                                            ----

1. Definitions .............................................................   3
2. Investment Techniques, Practices and Risks ..............................   4
3. Investment Restrictions .................................................   6
4. Management of the Series Fund ...........................................   8
      Trustees and Officers -- Identification and Background ...............   8
      Trustee Compensation and Standing Committees .........................  14
      Investment Adviser ...................................................  18
      Portfolio Managers ...................................................  19
      Administrator ........................................................  24
      Custodian ............................................................  25
      Shareholder Servicing Agent ..........................................  25
      Distributor ..........................................................  25
      Code of Ethics .......................................................  26
5. Distribution Plan .......................................................  26
6. Independent Registered Public Accounting Firm and Financial Statements ..  27
7. Additional Information with Respect to Shares of Each Series ............  27
      Purchases ............................................................  27
      Exchange Privilege ...................................................  28
      Net Asset Value, Dividends and Distributions .........................  28
      Tax Status ...........................................................  29
      Description of Shares, Voting Rights and Liabilities .................  29
8. Portfolio Transactions and Brokerage Commissions ........................  30
9. Disclosure of Portfolio Holdings ........................................  35
   Appendix A - Investment Techniques, Practices and Risks ................. A-1
   Appendix B - Description of Bond Ratings ................................ B-1
   Appendix C - Proxy Voting Policies and Procedures ....................... C-1
   Appendix D - Recipients of Non-Public Disclosure Regarding Portfolio
                Holdings on an Ongoing Basis ............................... D-1

1. DEFINITIONS

"Series Fund"                 --  MFS/Sun Life Series Trust, a Massachusetts
                                  business trust. The Series Fund changed its name from "Compass Series Trust" in January
                                  1985. The shares of each Series will be used to fund benefits under variable annuity contracts and variable life insurance contracts. The Series Fund has 28 Series as follows:

                                         1. Bond Series*
                                         2. Capital Appreciation Series*
                                         3. Capital Opportunities Series*
                                         4. Core Equity Series*
                                         5. Emerging Growth Series*
                                         6. Emerging Markets Equity Series*
                                         7. Global Governments Series
                                         8. Global Growth Series*
                                         9. Global Total Return Series*
                                        10. Government Securities Series*
                                        11. High Yield Series*
                                        12. International Growth Series*
                                        13. International Value Series*
                                        14. Massachusetts Investors Growth
                                            Stock Series*
                                        15. Massachusetts Investors Trust
                                            Series*
                                        16. Mid Cap Growth Series*
                                        17. Mid Cap Value Series*
                                        18. Money Market Series*
                                        19. New Discovery Series*
                                        20. Research Series*
                                        21. Research International Series*
                                        22. Strategic Growth Series*
                                        23. Strategic Income Series*
                                        24. Strategic Value Series*
                                        25. Technology Series*
                                        26. Total Return Series*
                                        27. Utilities Series*
                                        28. Value Series*

                                  *Diversified series of the Series Fund. This means that, with respect to 75% of its total assets, the Series may not (1) purchase more than 10% of the outstanding voting securities of any one issuer, or (2) purchase securities of any issuer if, as a result, more than 5% of the Series' total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the U.S. Government, its agencies or instrumentalities or to investments in other investment companies.

                                  The International Growth Series was previously known as the MFS/Foreign & Colonial International Growth Series until it changed its name on September 8, 1997. The Capital Opportunities Series was previously known as the Value Series until it changed its name on March 29, 1998. The Massachusetts Investors Trust Series, Global Governments Series, Global Growth Series and Global Total Return Series were previously known as the Conservative Growth Series, World Governments Series, World Growth Series and World Total Return Series, respectively, until they changed their names on April 30, 1999. The Emerging Markets Equity Series was known as the MFS/Foreign & Colonial Emerging Markets Equity Series until it changed its name on December 1, 1999. The Value Series was known as the Equity Income Series until it changed its name on May 1, 2001. The Strategic Value Series was known as the Global Health Sciences Series, and the Mid Cap Value Series was known as the International New Discovery Series, until they changed their names on April 30, 2002. The International Value Series was known as the International Investors Trust Series until it changed its name on October 16, 2002, the International Growth and Income Series until it changed its name on May 1, 2001, and MFS/Foreign & Colonial International Growth and Income Series until it changed its name on September 8, 1997. The Core Equity Series was known as the Research Growth and Income Series until it charged its name on May 1, 2004.

"Sun Life of Canada (U.S.)"   --  Sun Life Assurance Company of Canada (U.S.), a
                                  Delaware corporation.

"Sun Life (N.Y.)"             --  Sun Life Insurance and Annuity Company of New
                                  York, a New York corporation.

"Contracts"                   --  Variable annuity and variable life insurance
                                  contracts and other insurance contracts issued by Sun Life of Canada (U.S.), Sun Life (N.Y.)
                                  or any of their affiliated companies or by New
                                  England Life Insurance Company.

"Variable Accounts"           --  Variable accounts established by Sun Life of
                                  Canada (U.S.), Sun Life (N.Y.) and their affiliated companies or by New England Life
                                  Insurance Company to fund Contracts.

"MFS" or the "Adviser"        --  Massachusetts Financial Services Company, a
                                  Delaware corporation.

"MFD" or the "Distributor"    --  MFS Fund Distributors, Inc.

"Prospectus"                  --  The Prospectus of the Series Fund, dated May
                                  1, 2006, as amended or supplemented from time to time.

2. INVESTMENT TECHNIQUES, PRACTICES AND RISKS

Set forth in Appendix A of this SAI is a description of investment techniques and practices which the Series may generally use in pursuing their investment objectives and investment policies to the extent such techniques and practices are consistent with their investment objectives and investment policies, and a description of the risks associated with these investment techniques and practices. References to a "Series" in Appendix A does not mean that each Series in the Trust may engage in the investment technique or practice described. Please review Appendix A of the relevant prospectus for a list of the investment techniques and practices which generally are or may be utilized by your Series. The portfolio turnover percentage increase from 2004 to 2005, for the Capital Appreciation Series, Strategic Growth Series, and the Technology Series, was due primarily to a change in the Series' portfolio managers.

The following percentage limitations (as a percentage of net assets) apply at the time of investment to certain of these investment techniques and practices:

                                                                                   PERCENTAGE LIMITATION
          INVESTMENT POLICY                                                  (BASED ON THE SERIES' NET ASSETS)
          -----------------                                                  ---------------------------------
1. BOND SERIES
      Foreign Securities: .............................................  35%
      Lower Rated Bonds: ..............................................  up to (but not including) 20%
      Non-Dollar-Denominated Non-Canadian Foreign Securities: .........  10%
2. CAPITAL APPRECIATION SERIES
      Foreign Securities: .............................................  25%
      Lower Rated Bonds: ..............................................  5%
      Short Sales: ....................................................  5%
3. CAPITAL OPPORTUNITIES SERIES
      Foreign Securities: .............................................  35%
      Lower Rated Bonds: ..............................................  up to (but not including) 15%
      Short Sales: ....................................................  5%
4. CORE EQUITY SERIES
      Foreign Securities: .............................................  up to (but not including) 20%
      Short Sales: ....................................................  5%
5. EMERGING GROWTH SERIES
      Foreign Securities: .............................................  20%
      Lower Rated Bonds: ..............................................  up to (but not including) 5%
      Short Sales: ....................................................  5%
6. EMERGING MARKETS EQUITY SERIES
      Emerging Market Securities: .....................................  100%
      Lower Rated and Brady Bonds: ....................................  up to (but not including) 10%
      Short Sales: ....................................................  5%
7. GLOBAL GOVERNMENTS SERIES
      Foreign Securities: .............................................  100%
      Emerging Market Securities: .....................................  up to (but not including) 20%
      Lower Rated Bonds: ..............................................  0%
8. GLOBAL GROWTH SERIES
      Foreign Securities: .............................................  100%
      Short Sales: ....................................................  5%
9. GLOBAL TOTAL RETURN SERIES
      Lower Rated Bonds: ..............................................  15%
      Short Sales: ....................................................  5%
10. GOVERNMENT SECURITIES SERIES
      Collateralized Mortgage Obligations: ............................  up to (but not including) 20%
11. HIGH YIELD SERIES
      Foreign Securities: .............................................  25%
      Emerging Market Securities: .....................................  5%
      Lower Rated Bonds: ..............................................  100%
      Short Sales: ....................................................  5%
12. INTERNATIONAL GROWTH SERIES
      Emerging Market Securities: .....................................  25%
      Short Sales: ....................................................  5%
13. INTERNATIONAL VALUE SERIES
      Emerging Market Securities: .....................................  10%
      Lower Rated Bonds: ..............................................  up to (but not including) 10%
      Short Sales: ....................................................  5%
14. MASSACHUSETTS INVESTORS GROWTH STOCK SERIES
      Foreign Securities: .............................................  35%
      Short Sales: ....................................................  5%
15. MASSACHUSETTS INVESTORS TRUST SERIES
      Foreign Securities: .............................................  up to (but not including) 20%
      Short Sales: ....................................................  5%
16. MID CAP GROWTH SERIES
      Foreign Securities: .............................................  up to (but not including) 20%
      Lower Rated Bonds: ..............................................  up to (but not including) 10%
      Short Sales: ....................................................  15%
17. MID CAP VALUE SERIES
      Foreign Securities (including Emerging Market Securities): ......  up to (but not including) 20%
      Short Sales: ....................................................  5%
18. MONEY MARKET SERIES
      U.S. dollar-denominated securities of foreign issuers: ..........  up to 35% of total assets
19. NEW DISCOVERY SERIES
      Foreign Securities: .............................................  up to (but not including) 20%
      Short Sales: ....................................................  up to 15%
20. RESEARCH SERIES
      Foreign Securities: .............................................  up to (but not including) 20%
      Lower Rated Bonds: ..............................................  up to (but not including) 10%
      Short Sales: ....................................................  5%
21. RESEARCH INTERNATIONAL SERIES
      Emerging Market Securities: .....................................  25%
      Short Sales: ....................................................  5%
22. STRATEGIC GROWTH SERIES
      Foreign Securities: .............................................  up to (but not including) 20%
      Short Sales: ....................................................  15%
23. STRATEGIC INCOME SERIES
      Foreign Securities: .............................................  50%
      Lower Rated Bonds: ..............................................  100%
24. STRATEGIC VALUE SERIES
      Foreign Securities: .............................................  up to (but not including) 20%
      Lower Rated Bonds: ..............................................  up to (but not including) 10%
      Short Sales: ....................................................  15%
25. TECHNOLOGY SERIES
      Foreign Securities (including Emerging Market Securities): ......  50%
      Lower Rated Bonds: ..............................................  up to (but not including) 10%
      Short Sales: ....................................................  15%
26. TOTAL RETURN SERIES
      Foreign Securities: .............................................  up to (but not including) 20%
      Lower Rated Bonds: ..............................................  up to (but not including) 10%
      Short Sales: ....................................................  5%
27. UTILITIES SERIES
      Foreign Securities: .............................................  35%
      Lower Rated Bonds: ..............................................  up to (but not including) 20%
      Short Sales: ....................................................  5%
28. VALUE SERIES
      Foreign Securities: .............................................  up to 35%
      Short Sales: ....................................................  5%

3. INVESTMENT RESTRICTIONS

The Series Fund has adopted the following investment restrictions which apply to each Series, except as noted below. Fundamental investment restrictions cannot be changed with respect to any Series without the approval of the holders of a majority of the shares of that Series (which, as used in this SAI, means the lesser of (i) voting securities representing 67% or more of the voting power present at a meeting at which holders of voting securities representing more than 50% of the voting power are present or represented by proxy, or (ii) voting securities representing more than 50% of the voting power). Except for fundamental investment restriction (1) and non-fundamental investment restriction (1), these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of the restriction. In the event of a violation of non-fundamental investment restriction (1), the Series will reduce the percentage of its assets invested in illiquid investments in due course, taking into account the best interests of shareholders.

FUNDAMENTAL INVESTMENT RESTRICTIONS

A Series may not:

      (1) Borrow Money: borrow money except to the extent such borrowing is not prohibited by the Investment Company Act of 1940 (the "1940 Act"), as amended, and exemptive orders granted under such Act.

      (2) Underwrite Securities: underwrite securities issued by other persons, except that all or any portion of the assets of the Series may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Series may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security.

      (3) Real Estate, Oil and Gas, Mineral Interests, Commodities: purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, Futures Contracts and Forward Contracts) in the ordinary course of its business. The Series reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, Futures Contracts and Forward Contracts) acquired as a result of the ownership of securities.

      (4) Senior Securities: issue any senior securities, except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, Forward Contracts and Futures Contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security.

      (5) Make Loans: make loans, except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act.

The Series, other than the Utilities Series, may not:

      (6) Industry Concentration: purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry. For the Money Market Series, this restriction shall not apply to securities or obligations issued or guaranteed by banks or bank holding companies, finance companies or utility companies.

The Utilities Series may not:

      (6) Industry Concentration: invest 25% or more of the market value of its total assets in securities of issuers in any one industry, except that the Series will invest at least 25% of its total assets in the utilities industry.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

A Series may not:

      (1) Illiquid Investments: invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists) if more than 15% (10% in the case of the Money Market Series) of the Series' net assets (taken at market value) would be invested in such securities. Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of this limitation. Securities that are not registered under the Securities Act of 1933, as amended, and sold in reliance on Rule 144A thereunder, but are determined to be liquid by the Series Fund's Board of Trustees (or its delegee), will not be subject to this 15% limitation.

INSURANCE LAW RESTRICTIONS: In connection with the Series Fund's agreement to sell shares to the Variable Accounts, MFS and Sun Life of Canada (U.S.), Sun Life (N.Y.) or any of their affiliated companies and New England Life Insurance Company may enter into agreements, required by certain state insurance departments, under which MFS may agree to use its best efforts to ensure that the Series Fund complies with the investment restrictions and limitations prescribed by state insurance laws, and the regulations promulgated thereunder, insofar as such investment restrictions and limitations are applicable to the investment of assets of the Variable Accounts in shares of the Series Fund, and to permit Sun Life of Canada (U.S.), Sun Life (N.Y.) or any of their affiliated companies and New England Life Insurance Company to monitor investments made by the Series Fund to ensure compliance with those restrictions and limitations. If the Series Fund fails to comply with such restrictions or limitations, the Variable Accounts will take appropriate action, which might include ceasing to make investments in the Series Fund or ceasing to issue Contracts in the state imposing the limitation. It is not expected that such restrictions and limitations will have a significant impact on the operations of the Series Fund.

4. MANAGEMENT OF THE SERIES FUND

             TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND

The Board of Trustees of the Series Fund provides broad supervision over the affairs of each Series. MFS is responsible for the investment management of each Series' assets and the officers of the Series Fund are responsible for its operations.

                                                                                               PRINCIPAL OCCUPATION DURING THE
                                                                        TRUSTEE/OFFICER              PAST FIVE YEARS AND
NAME, DATE OF BIRTH             POSITION(S) HELD WITH SERIES FUND           SINCE+                  OTHER DIRECTORSHIPS(1)
-------------------             ---------------------------------       ---------------    ----------------------------------------
INTERESTED TRUSTEES

David D. Horn*                               Trustee                      April 1986       Private investor; Retired; Sun Life
(born 06/07/41)                                                                            Assurance Company of Canada, Former
                                                                                           Senior Vice President and General
                                                                                           Manager for the United States (until
                                                                                           1997)

C. James Prieur*                             Trustee                      July 1999        Sun Life Assurance Company of Canada,
(born 04/21/51)                                                                            President and Chief Operating Officer

INDEPENDENT TRUSTEES

J. Kermit Birchfield                         Chairman                     May 1997         Consultant; Century Partners, Inc.
(born 01/08/40)                                                                            (investments), Managing Director;
                                                                                           Displaytech, Inc. (manufacturer of
                                                                                           liquid crystal display technology),
                                                                                           Director; Dessin Fournir LLC (furniture
                                                                                           manufacturer), Director (October 2005
                                                                                           to present)

Robert C. Bishop                             Trustee                      May 2001         AutoImmune Inc. (pharmaceutical product
(born 01/13/43)                                                                            development), Chairman, President and
                                                                                           Chief Executive Officer; Caliper Life
                                                                                           Sciences Corp. (laboratory analytical
                                                                                           instruments), Director; Millipore
                                                                                           Corporation (purification/filtration
                                                                                           products), Director; Quintiles
                                                                                           Transnational Corp. (contract services
                                                                                           to the medical industry), Director

Frederick H. Dulles                          Trustee                      May 2001         Lawyer (licensed New York & Washington
(born 03/12/42)                                                                            DC); Ten State Street LLP (law firm),
                                                                                           Partner (July 2003 to May 2005);
                                                                                           McFadden, Pilkington & Ward LLP
                                                                                           (solicitors and registered foreign
                                                                                           lawyers), Partner (until June 2003);
                                                                                           Jackson & Nash, LLP (law firm), Of
                                                                                           Counsel (January 2000 until November
                                                                                           2000)

Marcia A. Kean                               Trustee                      April 2005       Feinstein Kean Healthcare (consulting),
(born 06/30/48)                                                                            Chief Executive Officer (since December
                                                                                           2002), Managing Director (prior to May
                                                                                           2001); Ardais Corporation (biotech
                                                                                           products), Senior Vice President --
                                                                                           Commercialization (February 2002 until
                                                                                           November 2002)

Ronald G. Steinhart                          Trustee                      May 2001         Private investor; Bank One, Texas N.A.,
(born 06/15/40)                                                                            Vice Chairman and Director (January 2000
                                                                                           to January 2001); Bank One Corporation,
                                                                                           Officer (until January 2000); Carreker
                                                                                           Corporation (consultant and technology
                                                                                           provider to financial institutions),
                                                                                           Director; Prentiss Properties Trust
                                                                                           (real estate investment trust), Director
                                                                                           (until January 2006); United Auto Group,
                                                                                           Inc. (automotive retailer), Director

Haviland Wright                              Trustee                      May 2001         Hawaii Small Business Development
(born 07/21/48)                                                                            Center, Kaua'i Center, Center Director
                                                                                           (since March 2002); Displaytech, Inc.
                                                                                           (manufacturer of liquid crystal display
                                                                                           technology), Chairman and Chief
                                                                                           Executive Officer (until March 2002)

TRUSTEE EMERITUS

Samuel Adams**                          Trustee Emeritus                                   Retired
(born 10/19/25)

Garth Marston                           Trustee Emeritus                                   Retired
(born 04/28/26)

----------
+     Date first appointed to serve as Trustee/Officer of an MFS/Sun Life Product. Each Trustee has served continuously since appointment.
(1)   Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").
*     "Interested person" of Sun Life of Canada (U.S.), within the meaning of the Investment Company Act of 1940 (referred to as the
      1940 Act) which is the principal federal law governing investment companies like the Series Fund. The address of Sun Life of
      Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts.
**    "Interested person" of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston,
      Massachusetts 02116. Mr. Adams was an "interested person" of MFS because the law firm of Kirkpatrick & Lockhart, LLP, where
      Mr. Adams was Of Counsel, has served as counsel to some investment companies managed by MFS and its affiliates within the last two fiscal years of the Series Fund.

                                                                                                PRINCIPAL OCCUPATION AND OTHER
                                                                                               DIRECTORSHIPS(1) DURING THE PAST
NAME, DATE OF BIRTH             POSITION(S) HELD WITH SERIES FUND       OFFICER SINCE+                    FIVE YEARS
-------------------             ---------------------------------       --------------     ----------------------------------------
OFFICERS

Maria F. Dwyer**                            President                    November 2005     Massachusetts Financial Services
(born 12/01/58)                                                                            Company, Executive Vice President and
                                                                                           Chief Regulatory Officer (since March
                                                                                           2004); Fidelity Management & Research
                                                                                           Company, Vice President (prior to March
                                                                                           2004); Fidelity Group of Funds,
                                                                                           President and Treasurer (prior to March
                                                                                           2004)

Tracy Atkinson**                            Treasurer                   September 2005     Massachusetts Financial Services
(born 12/30/64)                                                                            Company, Senior Vice President (since
                                                                                           September 2004); PricewaterhouseCoopers
                                                                                           LLP, Partner (prior to September 2004)

Christopher R. Bohane**                Assistant Secretary                 July 2005       Massachusetts Financial Services
(born 01/18/74)                        and Assistant Clerk                                 Company, Vice President and Senior
                                                                                           Counsel (since April 2003); Kirkpatrick
                                                                                           & Lockhart LLP (law firm), Associate
                                                                                           (prior to April 2003)

Ethan D. Corey**                       Assistant Secretary                 July 2005       Massachusetts Financial Services
(born 11/21/63)                        and Assistant Clerk                                 Company, Special Counsel (since December
                                                                                           2004); Dechert LLP (law firm), Counsel
                                                                                           (prior to December 2004)

David L. DiLorenzo**                   Assistant Treasurer                 July 2005       Massachusetts Financial Services
(born 08/10/68)                                                                            Company, Vice President (since June
                                                                                           2005); JP Morgan Investor Services, Vice
                                                                                           President (prior to June 2005)

Timothy M. Fagan**                     Assistant Secretary              September 2005     Massachusetts Financial Services
(born 07/10/68)                        and Assistant Clerk                                 Company, Vice President and Senior
                                                                                           Counsel (since September 2005); John
                                                                                           Hancock Advisers, LLC, Vice President
                                                                                           and Chief Compliance Officer (September
                                                                                           2004 to August 2005) Senior Attorney
                                                                                           (prior to September 2004); John Hancock
                                                                                           Group of Funds, Vice President and Chief
                                                                                           Compliance Officer (September 2004 to
                                                                                           December 2004)

Mark D. Fischer**                      Assistant Treasurer                 July 2005       Massachusetts Financial Services
(born 10/27/70)                                                                            Company, Vice President (since May
                                                                                           2005); JP Morgan Investment Management
                                                                                           Company, Vice President (prior to May
                                                                                           2005)

Ellen Moynihan**                       Assistant Treasurer                 May 1997        Massachusetts Financial Services Company,
(born 11/13/57)                                                                            Senior Vice President

Susan S. Newton**                      Assistant Secretary                 May 2005        Massachusetts Financial Services
(born 03/07/50)                        and Assistant Clerk                                 Company, Senior Vice President and
                                                                                           Assistant General Counsel (since April
                                                                                           2005); John Hancock Advisers, LLC,
                                                                                           Senior Vice President, Secretary and
                                                                                           Chief Legal Officer (prior to April
                                                                                           2005); John Hancock Group of Funds,
                                                                                           Senior Vice President, Secretary and
                                                                                           Chief Legal Officer (prior to April
                                                                                           2005)

Susan A. Pereira**                     Assistant Secretary                 July 2005       Massachusetts Financial Services
(born 11/05/70)                        and Assistant Clerk                                 Company, Vice President and Senior
                                                                                           Counsel (since June 2004); Bingham
                                                                                           McCutchen LLP (law firm), Associate
                                                                                           (prior to June 2004)

Frank L. Tarantino                     Independent Chief                September 2004     Tarantino LLC (provider of compliance
(born 03/07/44)                        Compliance Officer                                  services), Principal (since June 2004);
                                                                                           CRA Business Strategies Group
                                                                                           (consulting services), Executive Vice
                                                                                           President (April 2003 to June 2004);
                                                                                           David L. Babson & Co. (investment
                                                                                           adviser), Managing Director, Chief
                                                                                           Administrative Officer and Director
                                                                                           (prior to March 2003)

James O. Yost**                        Assistant Treasurer                April 1992       Massachusetts Financial Services
(born 06/12/60)                                                                            Company, Senior Vice President

----------------
+     Date first appointed to serve as an Officer of an MFS/Sun Life Product. Each Trustee has served continuously since appointment unless otherwise noted.
(1)   Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").
*     "Interested person" of Sun Life of Canada (U.S.), within the meaning of the Investment Company Act of 1940 (referred to as the
      1940 Act) which is the principal federal law governing investment companies like the Series Fund. The address of Sun Life of
      Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts.
**    "Interested person" of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston,
      Massachusetts 02116.

All of the Trustees are also Members of the Boards of Managers of Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, Global Governments Variable Account, and Total Return Variable Account, which were established by Sun Life of Canada (U.S.) in connection with the sale of Compass combination fixed/variable annuity contracts. The executive officers of the Series Fund hold similar offices for these Variable Accounts and other funds in the MFS fund complex. Each Trustee serves as a Trustee or Manager of 34 Variable Accounts/Series.

The Series do not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee is elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Because the Trustees and officers are not eligible to purchase shares of the Series Fund and/or Variable Accounts, no Trustee or officer owned shares of the Series Fund or of any other fund supervised by the Trustees as of the date of this SAI.

The Declaration of Trust of the Series Fund provides that the Series Fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Series Fund, unless, as to liabilities to the Series Fund or its shareholders, it is determined that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices, or with respect to any matter, unless it is adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Series Fund. In the case of settlement, such indemnification will not be provided unless it has been determined, pursuant to the Declaration of Trust, that they have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

Each Series and the Adviser and Distributor have adopted a code of ethics as required under the 1940 Act. Subject to certain conditions and restrictions, this code permits personnel subject to the code to invest in securities for their own accounts, including securities that may be purchased, held or sold by the Series. Securities transactions by some of these persons may be subject to prior approval of the Adviser's Compliance Department. Securities transactions of certain personnel are subject to quarterly reporting and review requirements. The code is on public file with, and is available from, the SEC. See the back cover of the prospectus for information on obtaining a copy.

SHARE OWNERSHIP


The following table identifies those investors who own 25% or more of a Series' shares (both share classes taken together) as of March 31, 2006 and January 31, 2007 for the Capital Opportunities Series and the Strategic Growth Series and are therefore presumed to control that Series. All holdings are of record unless indicated otherwise.


25% OR GREATER OWNERSHIP

                                                                                                                 APPROXIMATE % OF
                                                                       NAME AND ADDRESS                            OUTSTANDING
SERIES                                                                  OF SHAREHOLDER                             SHARES OWNED
------                                                                  --------------                             ------------
Bond Series                                    Sun Life Financial - US VA Operating Fd Group 50 One Sun Life          98.70%
                                               Executive Park Wellesley Hills MA 02481
Capital Appreciation Series                    Sun Life Financial - US VA Operating Fd Group 50 One Sun Life          84.84%
                                               Executive Park Wellesley Hills MA 02481

Capital Opportunities Series                   Sun Life Financial - US VA Operating Fd Group 50 One Sun Life          98.54%
                                               Executive Park Wellesley Hills MA 02481

Core Equity Series                             Sun Life Financial - US VA Operating Fd Group 50 One Sun Life          97.19%
                                               Executive Park Wellesley Hills MA 02481
Emerging Growth Series                         Sun Life Financial - US VA Operating Fd Group 50 One Sun Life          90.05%
                                               Executive Park Wellesley Hills MA 02481
Emerging Markets Equity Series                 Sun Life Financial - US VA Operating Fd Group 50 One Sun Life          98.25%
                                               Executive Park Wellesley Hills MA 02481
Global Governments Series                      Sun Life Financial - US VA Operating Fd Group 50 One Sun Life          91.70%
                                               Executive Park Wellesley Hills MA 02481
Global Growth Series                           Sun Life Financial - US VA Operating Fd Group 50 One Sun Life          94.21%
                                               Executive Park Wellesley Hills MA 02481
Global Total Return Series                     Sun Life Financial - US VA Operating Fd Group 50 One Sun Life          97.24%
                                               Executive Park Wellesley Hills MA 02481
Government Securities Series                   Sun Life Financial - US VA Operating Fd Group 50 One Sun Life          83.03%
                                               Executive Park Wellesley Hills MA 02481
High Yield Series                              Sun Life Financial - US VA Operating Fd Group 50 One Sun Life          84.96%
                                               Executive Park Wellesley Hills MA 02481
International Growth Series                    Sun Life Financial - US VA Operating Fd Group 50 One Sun Life          98.55%
                                               Executive Park Wellesley Hills MA 02481
International Value Series                     Sun Life Financial - US VA Operating Fd Group 50 One Sun Life          96.98%
                                               Executive Park Wellesley Hills MA 02481
Massachusetts Investors Growth Stock Series    Sun Life Financial - US VA Operating Fd Group 50 One Sun Life          91.50%
                                               Executive Park Wellesley Hills MA 02481
Massachusetts Investors Trust Series           Sun Life Financial - US VA Operating Fd Group 50 One Sun Life          92.40%
                                               Executive Park Wellesley Hills MA 02481
Mid Cap Growth Series                          Sun Life Financial - US VA Operating Fd Group 50 One Sun Life          98.80%
                                               Executive Park Wellesley Hills MA 02481
Mid Cap Value Series                           Sun Life Financial - US VA Operating Fd Group 50 One Sun Life          97.93%
                                               Executive Park Wellesley Hills MA 02481
Money Market Series                            Sun Life Financial - US VA Operating Fd Group 50 One Sun Life          84.51%
                                               Executive Park Wellesley Hills MA 02481
New Discovery Series                           Sun Life Financial - US VA Operating Fd Group 50 One Sun Life          71.73%
                                               Executive Park Wellesley Hills MA 02481
New Discovery Series                           Sun Life Financial - US Futurity Operating Fd Group 90 One Sun         25.08%
                                               Life Executive Park Wellesley Hills MA 02481
Research Series                                Sun Life Financial - US VA Operating Fd Group 50 One Sun Life          96.22%
                                               Executive Park Wellesley Hills MA 02481
Research International Series                  Sun Life Financial - US VA Operating Fd Group 50 One Sun Life          95.24%
                                               Executive Park Wellesley Hills MA 02481

Strategic Growth Series                        Sun Life Financial - US VA Operating Fd Group 50 One Sun Life          97.13%
                                               Executive Park Wellesley Hills MA 02481

Strategic Income Series                        Sun Life Financial - US VA Operating Fd Group 50 One Sun Life          97.78%
                                               Executive Park Wellesley Hills MA 02481
Strategic Value Series                         Sun Life Financial - US VA Operating Fd Group 50 One Sun Life          98.71%
                                               Executive Park Wellesley Hills MA 02481
Technology Series                              Sun Life Financial - US VA Operating Fd Group 50 One Sun Life          100.00%
                                               Executive Park Wellesley Hills MA 02481
Total Return Series                            Sun Life Financial - US VA Operating Fd Group 50 One Sun Life          86.61%
                                               Executive Park Wellesley Hills MA 02481
Utilities Series                               Sun Life Financial - US VA Operating Fd Group 50 One Sun Life          86.26%
                                               Executive Park Wellesley Hills MA 02481
Value Series                                   Sun Life Financial - US VA Operating Fd Group 50 One Sun Life          97.70%
                                               Executive Park Wellesley Hills MA 02481

5% OR GREATER OWNERSHIP


The following table identifies those investors who own 5% or more of a Series' shares by class as of March 31, 2006 and January 31, 2007 for the Capital Opportunities Series and the Strategic Growth Series. All holdings are of record unless indicated otherwise.


                                                                                                                APPROXIMATE % OF
                                                               NAME AND ADDRESS                                   OUTSTANDING
SERIES                                                          OF SHAREHOLDER                                    SHARES OWNED
------                                                          --------------                                    ------------
Bond Series                                    Sun Life Financial - US VA Operating Fd Group                98.40% of Initial Class
                                               50 One Sun Life
                                               Executive Park Wellesley Hills MA 02481
Bond Series                                    Sun Life Financial - US VA Operating Fd Group                99.24% of Service Class
                                               50 One Sun Life
                                               Executive Park Wellesley Hills MA 02481
Capital Appreciation Series                    Sun Life Financial - US VA Operating Fd Group                84.43% of Initial Class
                                               50 One Sun Life
                                               Executive Park Wellesley Hills MA 02481
Capital Appreciation Series                    Sun Life Financial - US NY Operating Fd Group                7.24% of Initial Class
                                               60 One Sun Life
                                               Executive Park Wellesley Hills MA 02481
Capital Appreciation Series                    Sun Life Financial - US VA Operating Fd Group                92.10% of Service Class
                                               50 One Sun Life
                                               Executive Park Wellesley Hills MA 02481

Capital Opportunities Series                   Sun Life Financial - US VA Operating Fd Group                98.75% of Initial Class
                                               50 One Sun Life
                                               Executive Park Wellesley Hills MA 02481
Capital Opportunities Series                   Sun Life Financial - US VA Operating Fd Group                98.34% of Service Class
                                               50 One Sun Life
                                               Executive Park Wellesley Hills MA 02481

Core Equity Series                             Sun Life Financial - US VA Operating Fd Group                96.83% of Initial Class
                                               50 One Sun Life
                                               Executive Park Wellesley Hills MA 02481
Core Equity Series                             Sun Life Financial - US VA Operating Fd Group                99.65% of Service Class
                                               50 One Sun Life
                                               Executive Park Wellesley Hills MA 02481
Emerging Growth Series                         Sun Life Financial - US VA Operating Fd Group                90.29% of Initial Class
                                               50 One Sun Life
                                               Executive Park Wellesley Hills MA 02481
Emerging Growth Series                         Sun Life Financial - US Futurity Operating Fd                6.03% of Initial Class
                                               Group 90 One Sun Life
                                               Executive Park Wellesley Hills MA 02481
Emerging Growth Series                         Sun Life Financial - US VA Operating Fd Group                86.55% of Service Class
                                               50 One Sun Life
                                               Executive Park Wellesley Hills MA 02481
Emerging Growth Series                         Sun Life Financial - US Futurity Operating Fd                11.44% of Service Class
                                               Group 90 One Sun Life
                                               Executive Park Wellesley Hills MA 02481
Emerging Markets Equity Series                 Sun Life Financial - US VA Operating Fd Group                98.28% of Initial Class
                                               50 One Sun Life
                                               Executive Park Wellesley Hills MA 02481
Emerging Markets Equity Series                 Sun Life Financial - US VA Operating Fd Group                98.06% of Service Class
                                               50 One Sun Life
                                               Executive Park Wellesley Hills MA 02481
Global Governments Series                      Sun Life Financial - US VA Operating Fd Group                90.90% of Initial Class
                                               50 One Sun Life
                                               Executive Park Wellesley Hills MA 02481
Global Governments Series                      Sun Life Financial - US NY Operating Fd Group                6.61% of Initial Class
                                               60 One Sun Life
                                               Executive Park Wellesley Hills MA 02481
Global Governments Series                      Sun Life Financial - US VA Operating Fd Group                100.00% of Service Class
                                               50 One Sun Life
                                               Executive Park Wellesley Hills MA 02481
Global Growth Series                           Sun Life Financial - US VA Operating Fd Group                93.98% of Initial Class
                                               50 One Sun Life
                                               Executive Park Wellesley Hills MA 02481
Global Growth Series                           Sun Life Financial - US VA Operating Fd Group                98.88% of Service Class
                                               50 One Sun Life
                                               Executive Park Wellesley Hills MA 02481
Global Total Return Series                     Sun Life Financial - US VA Operating Fd Group                97.13% of Initial Class
                                               50 One Sun Life
                                               Executive Park Wellesley Hills MA 02481
Global Total Return Series                     Sun Life Financial - US VA Operating Fd Group                98.34% of Service Class
                                               50 One Sun Life
                                               Executive Park Wellesley Hills MA 02481
Government Securities Series                   Sun Life Financial - US VA Operating Fd Group                80.72% of Initial Class
                                               50 One Sun Life
                                               Executive Park Wellesley Hills MA 02481
Government Securities Series                   Sun Life Financial - US Futurity Operating Fd                7.46% of Initial Class
                                               Group 90 One Sun Life
                                               Executive Park Wellesley Hills MA 02481
Government Securities Series                   Sun Life Financial - US VA Operating Fd                      86.68% of Service Class
                                               Group 50 One Sun Life
                                               Executive Park Wellesley Hills MA 02481
Government Securities Series                   Sun Life Financial - US Futurity Operating Fd                8.51% of Service Class
                                               Group 90 One Sun Life
                                               Executive Park Wellesley Hills MA 02481
High Yield Series                              Sun Life Financial - US VA Operating Fd Group                84.08% of Initial Class
                                               50 One Sun Life
                                               Executive Park Wellesley Hills MA 02481
High Yield Series                              Sun Life Financial - US Futurity Operating Fd                7.76% of Initial Class
                                               Group 90 One Sun Life
                                               Executive Park Wellesley Hills MA 02481
High Yield Series                              Sun Life Financial - US VA Operating Fd Group                86.81% of Service Class
                                               50 One Sun Life
                                               Executive Park Wellesley Hills MA 02481
High Yield Series                              Sun Life Financial - US Futurity Operating Fd                10.61% of Service Class
                                               Group 90 One Sun
                                               Life Executive Park Wellesley Hills MA 02481
International Growth Series                    Sun Life Financial - US VA Operating Fd Group                98.55% of Initial Class
                                               50 One Sun Life
                                               Executive Park Wellesley Hills MA 02481
International Growth Series                    Sun Life Financial - US VA Operating Fd Group                92.84% of Service Class
                                               50 One Sun Life
                                               Executive Park Wellesley Hills MA 02481
International Growth Series                    Sun Life Financial Corporate/Futurity Vul                    6.73% of Service Class
                                               Attn: Ann Malloy One Sun
                                               Life Executive Park Wellesley Hills MA 02481
International Value Series                     Sun Life Financial - US VA Operating Fd Group                96.98% of Initial Class
                                               50 One Sun Life
                                               Executive Park Wellesley Hills MA 02481
International Value Series                     Sun Life Financial - US VA Operating Fd Group                98.80% of Service Class
                                               50 One Sun Life
                                               Executive Park Wellesley Hills MA 02481
Massachusetts Investors Growth Stock Series    Sun Life Financial - US VA Operating Fd Group                92.35% of Initial Class
                                               50 One Sun Life
                                               Executive Park Wellesley Hills MA 02481
Massachusetts Investors Growth Stock Series    Sun Life Financial - US Futurity Operating Fd                6.02% of Initial Class
                                               Group 90 One Sun
                                               Life Executive Park Wellesley Hills MA 02481
Massachusetts Investors Growth Stock Series    Sun Life Financial - US VA Operating Fd Group                87.95% of Service Class
                                               50 One Sun Life
                                               Executive Park Wellesley Hills MA 02481
Massachusetts Investors Growth Stock Series    Sun Life Financial - US Futurity Operating Fd                10.90% of Service Class
                                               Group 90 One Sun
                                               Life Executive Park Wellesley Hills MA 02481
Massachusetts Investors Trust Series           Sun Life Financial - US VA Operating Fd  Group               92.24% of Initial Class
                                               50 One Sun Life
                                               Executive Park Wellesley Hills MA 02481
Massachusetts Investors Trust Series           Sun Life Financial - US VA Operating Fd Group                93.03% of Service Class
                                               50 One Sun Life
                                               Executive Park Wellesley Hills MA 02481
Mid Cap Growth Series                          Sun Life Financial - US VA Operating Fd Group                100.00% of Initial Class
                                               50 One Sun Life
                                               Executive Park Wellesley Hills MA 02481
Mid Cap Growth Series                          Sun Life Financial - US VA Operating Fd Group                96.84% of Service Class
                                               50 One Sun Life
                                               Executive Park Wellesley Hills MA 02481
Mid Cap Value Series                           MFS Fund Distributors Inc. Attn: Thomas Hastings             100.00% of Initial Class
                                               500 Boylston Street Fl 6
                                               Boston MA 02116-3740
Mid Cap Value Series                           Sun Life Financial - US VA Operating Fd Group                98.06% of Service Class
                                               50 One Sun Life
                                               Executive Park Wellesley Hills MA 02481
Money Market Series                            Sun Life Financial - US VA Operating Fd Group                78.96% of Initial Class
                                               50 One Sun Life
                                               Executive Park Wellesley Hills MA 02481
Money Market Series                            Sun Life Financial Corporate/Futurity Vul Attn:              14.72% of Initial Class
                                               Ann Malloy One Sun
                                               Life Executive Park Wellesley Hills MA 02481
Money Market Series                            Sun Life Financial - US VA Operating Fd Group                94.79% of Service Class
                                               50 One Sun Life
                                               Executive Park Wellesley Hills MA 02481
Money Market Series                            Sun Life Financial - US NY Operating Fd Group                5.21% of Service Class
                                               60 One Sun Life
                                               Executive Park Wellesley Hills MA 02481
New Discovery Series                           Sun Life Financial - US VA Operating Fd Group                77.62% of Initial Class
                                               50 One Sun Life
                                               Executive Park Wellesley Hills MA 02481
New Discovery Series                           Sun Life Financial - US Futurity Operating Fd                20.22% of Initial Class
                                               Group 90 One Sun
                                               Life Executive Park Wellesley Hills MA 02481
New Discovery Series                           Sun Life Financial - US VA Operating Fd Group                64.52% of Service Class
                                               50 One Sun Life
                                               Executive Park Wellesley Hills MA 02481
New Discovery Series                           Sun Life Financial - US Futurity Operating Fd                31.04% of Service Class
                                               Group 90 One Sun
                                               Life Executive Park Wellesley Hills MA 02481
Research Series                                Sun Life Financial - US VA Operating Fd Group                96.15% of Initial Class
                                               50 One Sun Life
                                               Executive Park Wellesley Hills MA 02481
Research Series                                Sun Life Financial - US VA Operating Fd Group                97.24% of Service Class
                                               50 One Sun Life
                                               Executive Park Wellesley Hills MA 02481
Research International Series                  Sun Life Financial - US VA Operating Fd Group                93.86% of Initial Class
                                               50 One Sun Life
                                               Executive Park Wellesley Hills MA 02481
Research International Series                  Sun Life Financial - US VA Operating Fd Group                96.65% of Service Class
                                               50 One Sun Life
                                               Executive Park Wellesley Hills MA 02481

Strategic Growth Series                        Sun Life Financial - US VA Operating Fd Group                99.02% of Initial Class
                                               50 One Sun Life
                                               Executive Park Wellesley Hills MA 02481
Strategic Growth Series                        Sun Life Financial - US VA Operating Fd Group                99.25% of Service Class
                                               50 One Sun Life
                                               Executive Park Wellesley Hills MA 02481

Strategic Income Series                        Sun Life Financial - US VA Operating Fd Group                97.24% of Initial Class
                                               50 One Sun Life
                                               Executive Park Wellesley Hills MA 02481
Strategic Income Series                        Sun Life Financial - US VA Operating Fd Group                99.18% of Service Class
                                               50 One Sun Life
                                               Executive Park Wellesley Hills MA 02481
Strategic Value Series                         MFS Fund Distributors Inc. Attn: Thomas Hastings             100.00% of Initial Class
                                               500 Boylston
                                               Street Fl 6 Boston MA 02116-3740
Strategic Value Series                         Sun Life Financial - US VA Operating Fd Group                98.80% of Service Class
                                               50 One Sun Life
                                               Executive Park Wellesley Hills MA 02481
Technology Series                              Sun Life Financial - US VA Operating Fd Group                100.00% of Initial Class
                                               50 One Sun Life
                                               Executive Park Wellesley Hills MA 02481
Technology Series                              Sun Life Financial - US VA Operating Fd Group                100.00% of Service Class
                                               50 One Sun Life
                                               Executive Park Wellesley Hills MA 02481
Total Return Series                            Sun Life Financial - US VA Operating Fd Group                89.41% of Initial Class
                                               50 One Sun Life
                                               Executive Park Wellesley Hills MA 02481
Total Return Series                            Sun Life Financial - US VA Operating Fd Group                82.01% of Service Class
                                               50 One Sun Life
                                               Executive Park Wellesley Hills MA 02481
Total Return Series                            Sun Life Financial - US Futurity Operating Fd                9.47% of Service Class
                                               Group 90 One Sun
                                               Life Executive Park Wellesley Hills MA 02481
Total Return Series                            Sun Life Financial - US NY Operating Fd Group                7.84% of Service Class
                                               60 One Sun Life
                                               Executive Park Wellesley Hills MA 02481
Utilities Series                               Sun Life Financial - US VA Operating Fd Group                87.05% of Initial Class
                                               50 One Sun Life
                                               Executive Park Wellesley Hills MA 02481
Utilities Series                               Sun Life Financial - US Futurity Operating Fd                9.56% of Initial Class
                                               Group 90 One Sun
                                               Life Executive Park Wellesley Hills MA 02481
Utilities Series                               Sun Life Financial - US VA Operating Fd Group                81.14% of Service Class
                                               50 One Sun Life
                                               Executive Park Wellesley Hills MA 02481
Utilities Series                               Sun Life Financial - US Futurity Operating Fd                17.76% of Service Class
                                               Group 90 One Sun Life
                                               Executive Park Wellesley Hills MA 02481
Value Series                                   Sun Life Financial - US VA Operating Fd Group                97.44% of Initial Class
                                               50 One Sun Life
                                               Executive Park Wellesley Hills MA 02481
Value Series                                   Sun Life Financial - US VA Operating Fd Group                98.37% of Service Class
                                               50 One Sun Life
                                               Executive Park Wellesley Hills MA 02481

                  TRUSTEE COMPENSATION AND STANDING COMMITTEES

The Series Fund pays the non-interested Trustees and the Trustees who are not officers of the Series Fund an annual fee plus a fee for each meeting attended. In addition, the Trustees are reimbursed for their out-of-pocket expenses. The Trustees' fees from each Series are:

TRUSTEE COMPENSATION(1)

                                                                      J. Kermit         Robert C.        Frederick H.
Series/Non-Interested Trustee's                                      Birchfield          Bishop            Dulles
---------------------------------------------------------------------------------------------------------------------
Bond Series ......................................................    $  4,246          $  2,962          $  2,796
Capital Appreciation Series ......................................      12,638             8,826             8,330

Capital Opportunities Series(2) ..................................       3,037             2,258             2,258

Core Equity Series ...............................................       1,658             1,160             1,095
Emerging Growth Series ...........................................       7,791             5,446             5,140
Emerging Markets Equity Series ...................................       1,137               800               755
Global Governments Series ........................................       1,191               834               787
Global Growth Series .............................................       3,258             2,279             2,151
Global Total Return Series .......................................       3,206             2,246             2,120
Government Securities Series .....................................      12,482             8,698             8,210
High Yield Series ................................................       7,670             5,351             5,051
International Growth Series ......................................       2,474             1,734             1,637
International Value Series .......................................       1,624             1,142             1,078
Massachusetts Investors Growth Stock Series ......................       9,903             6,921             6,533
Massachusetts Investors Trust Series .............................      20,614            14,400            13,591
Mid Cap Growth Series ............................................       2,303             1,611             1,521
Mid Cap Value Series .............................................         435               305               288
Money Market Series ..............................................       6,630             4,597             4,339
New Discovery Series .............................................       5,591             3,911             3,691
Research Series ..................................................       8,165             5,704             5,384
Research International Series ....................................       2,613             1,838             1,735

Strategic Growth Series(2) .......................................       1,113               828               828

Strategic Income Series ..........................................       1,613             1,125             1,062
Strategic Value Series ...........................................         206               145               136
Technology Series ................................................         477               333               314
Total Return Series ..............................................      37,738            26,390            24,909
Utilities Series .................................................       6,423             4,500             4,248
Value Series .....................................................       8,175             5,720             5,399

----------
(1)   For the year ended December 31, 2005.

(2)   For the year ended December 31, 2006.


                                                    Marcia A.         Derwyn F.         Ronald G.         Haviland
Series/Non-Interested Trustee                        Kean(2)         Phillips(3)        Steinhart          Wright
------------------------------------------------------------------------------------------------------------------
Bond Series ......................................  $  2,347          $    503          $  2,962          $  2,962
Capital Appreciation Series ......................     6,994             1,499             8,826             8,826

Capital Opportunities Series(4) ..................     2,258                 0             2,258             2,258

Core Equity Series ...............................       919               197             1,160             1,160
Emerging Growth Series ...........................     4,316               925             5,446             5,446
Emerging Markets Equity Series ...................       634               136               800               800
Global Governments Series ........................       661               142               834               834
Global Growth Series .............................     1,806               387             2,279             2,279
Global Total Return Series .......................     1,780               381             2,246             2,246
Government Securities Series .....................     6,893             1,478             8,698             8,698
High Yield Series ................................     4,241               909             5,351             5,351
International Growth Series ......................     1,374               295             1,734             1,734
International Value Series .......................       905               194             1,142             1,142
Massachusetts Investors Growth Stock Series ......     5,485             1,176             6,921             6,921
Massachusetts Investors Trust Series .............    11,411             2,446            14,400            14,400
Mid Cap Growth Series ............................     1,277               274             1,611             1,611
Mid Cap Value Series .............................       242                52               305               305
Money Market Series ..............................     3,643               781             4,597             4,597
New Discovery Series .............................     3,099               664             3,911             3,911
Research Series ..................................     4,520               969             5,704             5,704
Research International Series ....................     1,457               312             1,838             1,838

Strategic Growth Series(4) .......................       828                 0               828               828

Strategic Income Series ..........................       892               191             1,125             1,125
Strategic Value Series ...........................       115                25               145               145
Technology Series ................................       264                57               333               333
Total Return Series ..............................    20,913             4,483            26,390            26,390
Utilities Series .................................     3,566               765             4,500             4,500
Value Series .....................................     4,533               972             5,720             5,720

----------
(1)   For the year ended December 31, 2005.
(2)   Ms. Kean became a Trustee of the Series Fund effective April 27, 2005.
(3)   Mr. Phillips resigned as a Trustee of the Series Fund effective April 27, 2005.

(4)   For the year ended December 31, 2006.


                                                                                        Samuel            David D.
Series/Interested Trustee                                                                Adams              Horn
------------------------------------------------------------------------------------------------------------------
Bond Series .........................................................................   $    909          $  2,430
Capital Appreciation Series .........................................................      2,707             7,239

Capital Opportunities Series(2) .....................................................        960             2,154

Core Equity Series ..................................................................        356               951
Emerging Growth Series ..............................................................      1,670             4,467
Emerging Markets Equity Series ......................................................        245               656
Global Governments Series ...........................................................        256               684
Global Growth Series ................................................................        699             1,869
Global Total Return Series ..........................................................        689             1,842
Government Securities Series ........................................................      2,668             7,134
High Yield Series ...................................................................      1,641             4,389
International Growth Series .........................................................        532             1,423
International Value Series ..........................................................        350               937
Massachusetts Investors Growth Stock Series .........................................      2,123             5,677
Massachusetts Investors Trust Series ................................................      4,417            11,811
Mid Cap Growth Series ...............................................................        494             1,322
Mid Cap Value Series ................................................................         94               251
Money Market Series .................................................................      1,410             3,771
New Discovery Series ................................................................      1,200             3,208
Research Series .....................................................................      1,750             4,679
Research International Series .......................................................        564             1,508

Strategic Growth Series(2) ..........................................................        352               790

Strategic Income Series .............................................................        345               923
Strategic Value Series ..............................................................         44               119
Technology Series ...................................................................        102               273
Total Return Series .................................................................      8,095            21,646
Utilities Series ....................................................................      1,380             3,691
Value Series ........................................................................      1,755             4,692

----------
(1)   For the year ended December 31, 2005.

(2)   For the year ended December 31, 2006.



                                      TOTAL TRUSTEE FEES
                                       FROM SERIES FUND
                                      AND FUND COMPLEX(1)
                                      -------------------
TRUSTEE

Samuel Adams ........................      $ 46,250
J. Kermit Birchfield ................       146,500
Robert C. Bishop ....................       109,000
Frederick H. Dulles .................       109,000
David D. Horn .......................       104,000
Marcia A. Kean(2) ...................       109,000
Derwyn F. Phillips(3) ...............             0
Ronald G. Steinhart .................       109,000
Haviland Wright .....................       109,000

----------
(1) Information provided for year ended December 31, 2006. All Trustees served as Trustees of 34 funds/variable accounts within the MFS Fund complex (having aggregate net assets at December 31, 2006 of approximately $10 billion).

(2)   Ms. Kean became a Trustee of the Series Fund effective April 27, 2005.
(3) Mr. Phillips resigned as a Trustee of the Series Fund effective April 27, 2005.

STANDING COMMITTEES

The Board has established the following Standing Committees:


                      NUMBER OF
                     MEETINGS IN
                        LAST
                     FISCAL YEAR
                       ENDED
                    DECEMBER 31,
NAME OF COMMITTEE      2005                                 FUNCTIONS                                            MEMBERS
------------------------------------------------------------------------------------------------------------------------------------

AUDIT COMMITTEE           8        Provides oversight with respect to the accounting and            Birchfield*, Bishop*, Steinhart*
                                   auditing procedures of the Series Fund and, among other          and Wright*
                                   things, selection of the independent accountants for the
                                   Series Fund and considers the scope of the audit and the
                                   effect on the independence of those accountants of any
                                   non-audit services such accountants provide to the Series
                                   Fund and any audit or non-audit services such accountants
                                   provide to other MFS funds, MFS and/or certain affiliates;
                                   pre-approves audit and permissible non-audit services of
                                   independent accountants.

COMPLIANCE AND            6        Responsible for oversight of the development and                 Birchfield*, Dulles* and Kean*
GOVERNANCE                         implementation of the Series' compliance policies,
COMMITTEE                          procedures and practices under the 1940 Act and other
                                   applicable laws as well as oversight of compliance policies of the Series' investment adviser and certain other service providers as they relate to Series activities. When the
                                   Series have appointed a chief compliance officer, such
                                   person will report directly to the Committee and assist the
                                   Committee in carrying out its responsibilities. The
                                   Committee also recommends qualified candidates to the Board in the event that a position is vacated or created. Reviews and articulates the governance structure of the Board of
                                   Trustees. Administers and approves all elements of
                                   compensation for the Trustees who are not "interested
                                   persons" of the Series Fund as defined in the 1940 Act. The
                                   Committee would consider recommendations by shareholders if a vacancy were to exist. Shareholders wishing to recommend
                                   Trustee candidates for consideration by the Committee may do so by writing the Series Fund's Secretary. Such suggestions must be accompanied by complete biographical and
                                   occupational data on the prospective nominee, along with a written consent of the prospective nominee to consideration of his or her name by the Committee.

CONTRACT REVIEW           5        Requests, reviews and considers the information deemed           All non-interested Trustees of
COMMITTEE                          reasonably necessary to evaluate the terms of the investment     the Board (Birchfield, Bishop,
                                   advisory, administrative services and principal underwriting     Dulles, Kean, Steinhart and
                                   agreements and the Plan of Distribution under Rule 12b-1 or      Wright)
                                   any other agreement between the Series Fund and its
                                   affiliates that the Series Fund proposes to renew or
                                   continue, and to make its recommendations to the full Board of Trustees on these matters.

OPERATIONS                6        Reviews MFS' process and procedures, internal controls, and      Birchfield*, Bishop*, Dulles*,
COMMITTEE                          compliance monitoring relating to portfolio trading, best        Horn, Kean*, Prieur,
                                   execution and brokerage costs and trade allocations. Reviews     Steinhart* and Wright*
                                   procedures for the valuation of securities and periodically reviews information from MFS regarding fair value and
                                   liquidity determinations made pursuant to the board-approved procedures, and makes related recommendations to the full
                                   Board and, if requested by MFS, assists MFS' internal
                                   valuation committee and/or the full Board in resolving
                                   particular valuation matters. Reviews on an ongoing basis
                                   the Series Fund's proxy voting policies and procedures and recommends the establishment and periodic modifications of such policies and procedures to the full Board.

----------
*     Non-interested or independent Trustees.

INVESTMENT ADVISER

MFS is the investment adviser of the Series Fund and in such capacity manages the portfolio of each Series. MFS also serves as investment adviser to the funds in the MFS Family of Funds, and to certain other registered investment companies established by MFS and/or Sun Life of Canada (U.S.). MFS Institutional Advisors, Inc., a wholly owned subsidiary of MFS, provides investment advice to substantial private clients. For information concerning the allocation by MFS of simultaneous securities transactions for different clients, see "Portfolio Transactions and Brokerage Commissions."

MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life Financial Services of Canada, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life"). The Prospectus contains information with respect to the management of the Adviser and other investment companies for which MFS serves as investment adviser.

MFS votes proxies on behalf of the Series pursuant to the proxy voting policies described in Appendix C to this SAI. Information regarding how each Series voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge by visiting MFS.COM and clicking on "proxy voting" or by visiting the SEC's Web site at http://www.sec.gov. For the fiscal years ended December 31, 2005, 2004 and 2003, the Series paid the following management fees:

                                                    2005                         2004                        2003
                                                 PAID TO MFS     AMOUNT       PAID TO MFS     AMOUNT      PAID TO MFS     AMOUNT
                                                FOR ADVISORY    WAIVED BY    FOR ADVISORY   WAIVED BY    FOR ADVISORY   WAIVED BY
SERIES                                            SERVICES         MFS         SERVICES        MFS         SERVICES        MFS
---------------------------------------------------------------------------------------------------------------------------------
Bond Series ..................................   $ 1,371,235       N/A        $ 1,492,956      N/A        $ 1,607,951      N/A
Capital Appreciation Series ..................     5,305,494       N/A          5,362,143      N/A          5,254,349      N/A

Capital Opportunities Series(1) ..............     1,744,759       N/A          2,016,144      N/A          1,965,925      N/A

Core Equity Series ...........................       674,889       N/A            661,917      N/A            561,416      N/A
Emerging Growth Series .......................     2,835,472       N/A          3,194,219      N/A          3,168,903      N/A
Emerging Markets Equity Series ...............       773,809       N/A            579,126      N/A            449,073      N/A
Global Governments Series ....................       455,073       N/A            502,486      N/A            571,789      N/A
Global Growth Series .........................     1,498,962       N/A          1,625,448      N/A          1,539,634      N/A
Global Total Return Series ...................     1,351,021       N/A          1,260,561      N/A            823,278      N/A
Government Securities Series .................     3,789,826       N/A          4,066,207      N/A          5,227,686      N/A
High Yield Series ............................     2,905,993       N/A          3,182,821      N/A          2,970,202      N/A
International Growth Series ..................     1,213,606       N/A          1,130,189      N/A            997,017      N/A
International Value Series ...................       962,262       N/A            667,185      N/A            534,713      N/A
Massachusetts Investors Growth Stock Series ..     3,788,097       N/A          4,152,929      N/A          3,870,358      N/A
Massachusetts Investors Trust Series .........     6,222,206       N/A          6,354,050      N/A          6,292,113      N/A
Mid Cap Growth Series ........................       855,534       N/A            923,534      N/A            548,911      N/A
Mid Cap Value Series .........................       180,692       N/A            152,499      N/A             38,647      N/A
Money Market Series ..........................     1,853,071       N/A          2,162,693      N/A          3,172,213      N/A
New Discovery Series .........................     2,653,023       N/A          2,647,960      N/A          2,134,117      N/A
Research Series ..............................     3,040,822       N/A          3,310,469      N/A          3,292,858      N/A
Research International Series ................     1,430,747       N/A          1,065,802      N/A            733,657      N/A

Strategic Growth Series(1) ...................       604,363       N/A            623,021      N/A            394,397      N/A

Strategic Income Series ......................       647,885       N/A            683,425      N/A            610,845      N/A
Strategic Value Series .......................        82,187       N/A             74,155      N/A             30,571      N/A
Technology Series ............................       169,804       N/A            216,594      N/A            168,950      N/A
Total Return Series ..........................    13,780,209       N/A         12,860,862      N/A         11,497,984      N/A
Utilities Series .............................     2,773,567       N/A          2,386,674      N/A          2,046,734      N/A
Value Series .................................     3,404,408       N/A          3,114,897      N/A          2,439,100      N/A


------------------
(1)   For the fiscal year ended December 31, 2006, $1,458,638 and $543,337 was paid to MFS for Advisory Services for the
      Capital Opportunities Series and the Strategic Growth Series, respectively. $0 was waived by MFS.


MFS has agreed to bear each of the following Series' expenses, excluding taxes, extraordinary expenses and brokerage and transactions costs, in excess of the following annual percentage of such Series' average daily net assets:

      Capital Appreciation Series ............................... 1.25%
      Global Governments Series ................................. 1.25%
      Government Securities Series .............................. 1.25%
      High Yield Series ......................................... 1.25%
      Massachusetts Investors Trust Series ...................... 1.25%
      Total Return Series ....................................... 1.25%

These arrangements with MFS may not be modified without approval by the shareholders of these Series.

MFS has also agreed to bear the expenses of each of the Mid Cap Value Series, Strategic Value Series and Technology Series, excluding management fees, taxes, distribution (Rule 12b-1) fees, extraordinary expenses and brokerage and transaction costs, in excess of the 0.25% of such Series' average daily net assets. In addition, MFS has agreed to bear the Money Market Series' expenses, excluding taxes, extraordinary expenses, brokerage and transaction costs, in excess of 0.60% of the Series' Initial Class and 0.85% of the Series' Service Class Shares' average daily net assets, and MFS has agreed to bear the expenses of the Capital Appreciation Series, Global Governments Series, Government Securities Series, High Yield Series, Massachusetts Investors Trust Series, and Total Return Series, excluding taxes, extraordinary expenses, brokerage and transaction costs, in excess of 1.00% of each Series Initial Class shares.

The Series Fund pays the compensation of the Trustees who are not affiliated with MFS or Sun Life of Canada (U.S.) and all expenses (other than those assumed by MFS), including but not limited to: management fees; Rule 12b-1 fees; administrative service fees; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Series Fund; fees and expenses of independent auditors, of legal counsel and of any transfer agent or registrar of the Series Fund; expenses of repurchasing and redeeming shares; expenses of preparing, printing and mailing shareholder reports, notices, proxy statements, confirmations, periodic investment statements, confirmations, periodic investment statements and reports to governmental officers and commissions, brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions including currency conversion costs; insurance premiums; fees and expenses of the Series Fund's custodians, for all services to the Series Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of the shares of each Series; and expenses of shareholder meetings. Payment by the Series Fund of brokerage commissions for brokerage and research services of value to MFS in serving its clients is discussed under the caption "Portfolio Transactions and Brokerage Commissions." Expenses of the Series Fund which are not attributable to a specific Series are allocated among all of the Series in a manner believed to be fair and equitable to each.

The Investment Advisory Agreements have an initial two-year term and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Series Fund's Board of Trustees or by the vote of a majority of the outstanding voting securities of each Series and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreements or interested persons of any such party. The Advisory Agreements terminate automatically if assigned and, since they are severable with respect to each Series, may be terminated with respect to any Series without penalty by vote of a majority of the outstanding voting securities of that Series or by either party on not more than 60 days' nor less than 30 days' written notice. The Advisory Agreements provide that MFS may render services to others and that neither MFS nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Series Fund, except for wilful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Advisory Agreements.

PORTFOLIO MANAGERS

COMPENSATION -- Portfolio manager total cash compensation is a combination of base salary and performance bonus:

o Base Salary - Base salary represents a relatively smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

o Performance Bonus - Generally, incentive compensation represents a majority of portfolio manager total cash compensation.

For each Series except the Core Equity Series, the Research Series, the Research International Series, and the Technology Series, the performance bonus is based on a combination of quantitative and qualitative factors with more weight given to the former (generally over 60%) and less weight given to the latter.

      o The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Series and any other accounts managed by the portfolio manager) over a one-, three- and five-year period relative to the appropriate Lipper peer group universe and/or one or more benchmark indices with respect to each account. The primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for shorter periods).

      o The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management's assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from Series and other account performance).

For the Core Equity Series, the Research Series, and the Research International Series, the performance bonus is based the results of an annual internal peer review process (conducted by other portfolio managers, analysts, traders, and non-investment personnel) and management's assessment of overall portfolio manager contributions to investor relations, the investment process and overall performance (distinct from Series and other account performance).

For the Technology Series, the performance bonus is based on a combination of quantitative and qualitative factors.

      o The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Series and any other accounts managed by the portfolio manager) over a one-, three- and five-year period relative to the appropriate Lipper peer group universe and/or one or more benchmark indices with respect to each account. The primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for shorter periods).

      o The qualitative portion is based on the results of an annual internal peer review (conducted by other portfolio managers, analysts, and traders) and management's assessment of overall portfolio manager contributions to investor relations, the investment process and overall performance (distinct from Series and other account performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage of compensation provided by these benefits depends upon the length of the individual's tenure at MFS and salary level as well as other factors.


OWNERSHIP OF FUND SHARES -- The following table shows the dollar range of equity securities of the Series beneficially owned by the Series' portfolio manager as of the Series' fiscal year ended December 31, 2006. The following dollar ranges apply:


      N. None
      A. $1 - $10,000
      B. $10,001 - $50,000
      C. $50,001 - $100,000
      D. $100,001 - $500,000
      E. $500,001 - $1,000,000
      F. Over $1,000,000

NAME OF PORTFOLIO MANAGER           DOLLAR RANGE OF EQUITY SECURITIES IN SERIES
--------------------------------------------------------------------------------
N/A(1)                                                    N

----------
(1) Because the portfolio managers are not eligible to purchase shares of the Series Fund, no portfolio manager owned shares of the Series Fund.

OTHER ACCOUNTS -- In addition to the Series, the Series' portfolio manager(s) is responsible (either individually or jointly) for the day-to-day management of certain other accounts, the number and total assets of which, including the Series managed by the portfolio manager, were as follows:

                                                                                                        NUMBER OF
                                                                                                         ACCOUNTS
                                                                                                         IN EACH      TOTAL ASSETS
                                                                     CATEGORY OF ACCOUNTS MANAGED         SUCH      MANAGED IN EACH
AS OF        SERIES                        PORTFOLIO MANAGER              BY PORTFOLIO MANAGER           CATEGORY    SUCH CATEGORY
------------------------------------------------------------------------------------------------------------------------------------
12/31/2005   Bond Series                   Richard Hawkins     Registered Investment Companies              11      $24.4 billion
                                                               Other Pooled Investment Vehicles              0      N/A
                                                               Other Accounts                                0      N/A
                                           Robert Persons      Registered Investment Companies               9      $5.5 billion
                                                               Other Pooled Investment Vehicles              1      $325.4 million
                                                               Other Accounts                                1      $174.7 million
12/31/2005   Capital Appreciation Series   S. Irfan Ali        Registered Investment Companies               7      $9.9 billion
                                                               Other Pooled Investment Vehicles              0      N/A
                                                               Other Accounts                                9      $404.4 million
                                                               Other Accounts -- Performance Based Fee       2      $227.2 million
                                           Maureen H.          Registered Investment Companies               7      $9.9 billion
                                           Pettirossi          Other Pooled Investment Vehicles              0      N/A
                                                               Other Accounts                                9      $404.4 million
                                                               Other Accounts -- Performance Based Fee       2      $227.2 million

12/31/2006   Capital Opportunities Series  Jeffrey C.          Registered Investment Companies               7      $8.4 billion
                                           Constantino         Other Pooled Investment Vehicles              0      N/A
                                                               Other Accounts                                0      N/A
                                           Gregory W.          Registered Investment Companies               4      $1.6 billion
                                           Locraft, Jr.        Other Pooled Investment Vehicles              0      N/A
                                                               Other Accounts                                0      N/A


12/31/2005   Core Equity Series            Kate Mead           Registered Investment Companies               5      $4.0 billion
                                                               Other Pooled Investment Vehicles              2      $934.1 million
                                                               Other Accounts                                0      N/A
12/31/2005   Emerging Growth Series        David Sette-Ducati  Registered Investment Companies              11      $9.8 billion
                                                               Other Pooled Investment Vehicles              1      $512.6 million
                                                               Other Accounts                                3      $51.8 million
                                           Eric Fischman       Registered Investment Companies               7      $8.1 billion
                                                               Other Pooled Investment Vehicles              1      $187.6 million
                                                               Other Accounts                                1      $5.5 million
12/31/2005   Emerging Markets              Nicholas Smithie    Registered Investment Companies               4      $969.8 million
             Equity Series                                     Other Pooled Investment Vehicles              0      N/A
                                                               Other Accounts                                0      N/A
12/31/2005   Global Governments Series     Erik Weisman        Registered Investment Companies               9      $2.1 billion
                                                               Other Pooled Investment Vehicles              3      $1.1 billion
                                                               Other Accounts                                0      N/A
                                           Matthew Ryan        Registered Investment Companies              10      $2.5 billion
                                                               Other Pooled Investment Vehicles              3      $1.8 billion
                                                               Other Accounts                                6      $738.6 million
12/31/2005   Global Growth Series          Barry Dargan        Registered Investment Companies               4      $1.2 billion
                                                               Other Pooled Investment Vehicles              2      $143.5 million
                                                               Other Accounts                                1      $73.0 million
                                           Nicholas Smithie    Registered Investment Companies               4      $969.8 million
                                                               Other Pooled Investment Vehicles              0      N/A
                                                               Other Accounts                                0      N/A
12/31/2005   Global Total Return Series    Barnaby Wiener      Registered Investment Companies               4      $1.3 billion
                                                               Other Pooled Investment Vehicles              2      $738.4 million
                                                               Other Accounts                                1      $6.8 million
                                           Erik Weisman        Registered Investment Companies               9      $2.1 billion
                                                               Other Pooled Investment Vehicles              3      $1.1 billion
                                                               Other Accounts                                0      N/A
                                           Matthew Ryan        Registered Investment Companies              10      $2.5 billion
                                                               Other Pooled Investment Vehicles              3      $1.8 billion
                                                               Other Accounts                                6      $738.6 million
                                           Steve Gorham        Registered Investment Companies              22      $33.1 billion
                                                               Other Pooled Investment Vehicles              2      $918.0 million
                                                               Other Accounts                               24      $3.7 billion
                                                               Other Accounts -- Performance Based Fee       1      $425.0 million
02/28/2006                                 Nevin Chitkara      Registered Investment Companies              22      $33.7 billion
                                                               Other Pooled Investment Vehicles              2      $940.1 million
                                                               Other Accounts                               23      $4.1 billion
                                                               Other Accounts -- Performance Based Fee       1      $445.7 million
02/28/2006   Government Securities Series  Geoffrey L.         Registered Investment Companies               9      $6.1 billion
                                           Schechter           Other Pooled Investment Vehicles              1      $234.6 million
                                                               Other Accounts                                2      $202.1 million
12/31/2005   High Yield Series             John Addeo          Registered Investment Companies              10      $4.3 billion
                                                               Other Pooled Investment Vehicles              1      $207.0 million
                                                               Other Accounts                                2      $515.5 million
                                           Scott Richards      Registered Investment Companies              13      $4.7 billion
                                                               Other Pooled Investment Vehicles              2      $532.4 million
                                                               Other Accounts                                2      $515.5 million
12/31/2005   International Growth Series   Barry Dargan        Registered Investment Companies               4      $1.2 billion
                                                               Other Pooled Investment Vehicles              2      $143.5 million
                                                               Other Accounts                                1      $73.0 million
12/31/2005   International Value Series    Barnaby Wiener      Registered Investment Companies               4      $1.3 billion
                                                               Other Pooled Investment Vehicles              2      $738.4 million
                                                               Other Accounts                                1      $6.8 million
12/31/2005   Massachusetts Investors       Stephen Pesek       Registered Investment Companies               6      $10.0 billion
             Growth Stock Series                               Other Pooled Investment Vehicles              0      N/A
                                                               Other Accounts                               10      $444.7 million
                                                               Other Accounts -- Performance Based Fee       2      $227.2 million
                                           S. Irfan Ali        Registered Investment Companies               7      $9.9 billion
                                                               Other Pooled Investment Vehicles              0      N/A
                                                               Other Accounts                                9      $404.4 million
                                                               Other Accounts -- Performance Based Fee       2      $227.2 million
                                           Maureen H.          Registered Investment Companies               7      $9.9 billion
                                           Pettirossi          Other Pooled Investment Vehicles              0      N/A
                                                               Other Accounts                                9      $404.4 million
                                                               Other Accounts -- Performance Based Fee       2      $227.2 million
12/31/2005   Massachusetts Investors       T. Kevin Beatty     Registered Investment Companies               6      $8.0 billion
             Trust Series                                      Other Pooled Investment Vehicles              1      $270.2 million
                                                               Other Accounts                                3      $81.5 million
                                           Nicole Zatlyn       Registered Investment Companies               6      $8.0 billion
                                                               Other Pooled Investment Vehicles              1      $270.2 million
                                                               Other Accounts                                3      $81.5 million
12/31/2005   Mid Cap Growth Series         David E.            Registered Investment Companies              11      $9.8 billion
                                           Sette-Ducati        Other Pooled Investment Vehicles              1      $512.6 million
                                                               Other Accounts                                3      $51.8 million
                                           David M. Earnest    Registered Investment Companies               6      $3.4 billion
                                                               Other Pooled Investment Vehicles              0      N/A
                                                               Other Accounts                                3      $51.8 million
12/31/2005   Mid Cap Value Series          Deno Mokas          Registered Investment Companies               3      $12.8 billion
                                                               Other Pooled Investment Vehicles              0      N/A
                                                               Other Accounts                                0      N/A
12/31/2005   New Discovery Series          Tom Wetherald       Registered Investment Companies               3      $1.9 billion
                                                               Other Pooled Investment Vehicles              0      N/A
                                                               Other Accounts                                1      $53.7 million
12/31/2005   Research International        Jose Luis Garcia    Registered Investment Companies               5      $3.8 billion
             Series                                            Other Pooled Investment Vehicles              1      $318.6 million
                                                               Other Accounts                                9      $2.4 billion
                                                               Other Accounts -- Performance Based Fee       2      $1.2 billion
                                           Thomas Melendez     Registered Investment Companies               6      $4.5 billion
                                                               Other Pooled Investment Vehicles              2      $586.3 million
                                                               Other Accounts                                9      $2.4 billion
                                                               Other Accounts -- Performance Based Fee       2      $1.2 billion
12/31/2005   Research Series               Kate Mead           Registered Investment Companies               5      $4.0 billion
                                                               Other Pooled Investment Vehicles              2      $934.1 million
                                                               Other Accounts                                0      N/A

12/31/2006   Strategic Growth Series       Eric B. Fischman    Registered Investment Companies               7      $7.3 billion
                                                               Other Pooled Investment Vehicles              1      $211.8 million
                                                               Other Accounts                                0      N/A

12/31/2005   Strategic Income Series       James Calmas        Registered Investment Companies               8      $3.2 billion
                                                               Other Pooled Investment Vehicles              4      $719.6 million
                                                               Other Accounts                                2      $602.2 million
                                           Matthew Ryan        Registered Investment Companies              10      $2.5 billion
                                                               Other Pooled Investment Vehicles              3      $1.8 billion
                                                               Other Accounts                                6      $738.6 million
                                           Robert Persons      Registered Investment Companies               9      $5.5 billion
                                                               Other Pooled Investment Vehicles              1      $325.4 million
                                                               Other Accounts                                1      $174.7 million
                                           Scott Richards      Registered Investment Companies              13      $4.7 billion
                                                               Other Pooled Investment Vehicles              2      $532.4 million
                                                               Other Accounts                                2      $515.6 million
                                           Erik Weisman        Registered Investment Companies               9      $2.1 billion
                                                               Other Pooled Investment Vehicles              3      $1.1 billion
                                                               Other Accounts                                0      N/A
12/31/2005   Strategic Value Series        Alan Langsner       Registered Investment Companies              12      $23.8 billion
                                                               Other Pooled Investment Vehicles              0      N/A
                                                               Other Accounts                                1      $125.3 million
                                           Ken Enright         Registered Investment Companies              13      $23.9 billion
                                                               Other Pooled Investment Vehicles              0      N/A
                                                               Other Accounts                                2      $1.3 billion
12/31/2005   Technology Series             Telis Bertsekas     Registered Investment Companies               2      $136.0 million
                                                               Other Pooled Investment Vehicles              1      $27.7 million
                                                               Other Accounts                                0      N/A
12/31/2005   Total Return Series           Alan Langsner       Registered Investment Companies              12      $23.8 billion
                                                               Other Pooled Investment Vehicles              0      N/A
                                                               Other Accounts                                1      $125.3 million
                                           Brooks A. Taylor    Registered Investment Companies               8      $22.3 billion
                                                               Other Pooled Investment Vehicles              0      N/A
                                                               Other Accounts                                0      N/A
                                           Ken Enright         Registered Investment Companies              13      $23.9 billion
                                                               Other Pooled Investment Vehicles              0      N/A
                                                               Other Accounts                                2      $1.3 billion
                                           Michael Roberge     Registered Investment Companies              11      $24.2 billion
                                                               Other Pooled Investment Vehicles              1      $52.6 million
                                                               Other Accounts                                2      $64.7 million
                                           Steve Gorham        Registered Investment Companies              22      $33.1 billion
                                                               Other Pooled Investment Vehicles              2      $918.0 million
                                                               Other Accounts                               24      $3.7 billion
                                                               Other Accounts -- Performance Based Fee       1      $425.0 million
                                           Richard Hawkins     Registered Investment Companies              11      $24.4 billion
                                                               Other Pooled Investment Vehicles              0      N/A
                                                               Other Accounts                                0      N/A
                                           William Douglas     Registered Investment Companies               8      $22.3 billion
                                                               Other Pooled Investment Vehicles              0      N/A
                                                               Other Accounts                                0      N/A
02/28/2006                                 Nevin Chitkara      Registered Investment Companies              22      $33.7 billion
                                                               Other Pooled Investment Vehicles              2      $940.1 million
                                                               Other Accounts                               23      $4.1 billion
                                                               Other Accounts -- Performance Based Fee       1      $445.7 million
12/31/2005   Utilities Series              Maura               Registered Investment Companies               4      $3.4 billion
                                           Shaughnessy         Other Pooled Investment Vehicles              0      N/A
                                                               Other Accounts                                1      $174.7 million
                                           Robert Persons      Registered Investment Companies               9      $5.5 billion
                                                               Other Pooled Investment Vehicles              1      $325.4 million
                                                               Other Accounts                                1      $174.7 million
12/31/2005   Value Series                  Steve Gorham        Registered Investment Companies              22      $33.1 billion
                                                               Other Pooled Investment Vehicles              2      $918.0 million
                                                               Other Accounts                               24      $3.7 billion
                                                               Other Accounts -- Performance Based Fee       1      $425.0 million
02/28/2006                                 Nevin Chitkara      Registered Investment Companies              22      $33.7 billion
                                                               Other Pooled Investment Vehicles              2      $940.1 million
                                                               Other Accounts                               23      $4.1 billion
                                                               Other Accounts -- Performance Based Fee       1      $445.7 million

Advisory fees are not based upon performance of any of the accounts identified in the table above, except for those designated "Other Accounts - Performance Based." For the "Other Accounts - Performance Based" category, the advisory fees are based in part on the performance of the accounts. Performance fees for any particular account are paid to MFS, not the portfolio manager, and the portfolio manager's compensation is not determined by reference to the level of performance fees received by MFS.

POTENTIAL CONFLICTS OF INTEREST -- MFS seeks to identify potential conflicts of interest resulting from a portfolio manager's management of both the Series and other accounts and has adopted policies and procedures designed to address such potential conflicts.

In certain instances there may be securities which are suitable for the Series' portfolio as well as for accounts with similar investment objectives of the Adviser or subsidiary of the Adviser. Securities transactions for the Series and other accounts with similar investment objectives are generally executed on the same day, or the next day. Nevertheless, it may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Series' is concerned. In most cases, however, MFS believes that the Series' ability to participate in volume transactions will produce better executions for the Series.

MFS does not receive a performance fee for its management of the Series. MFS and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Series--for instance, those that pay a higher advisory fee and/or have a performance fee.

ADMINISTRATOR

MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the Series. Under a Master Administrative Services Agreement between the Series and MFS, MFS is entitled to partial reimbursement of the costs MFS incurs to provide these services, subject to review and approval by the Boards of Trustees of the Series. Each Series is allocated a portion of these administrative costs based on its size and relative average net assets.

Effective January 1, 2006, each Series pays MFS an administrative fee up to the following annual percentage rates of the Series' average daily net assets:

First $2 billion              0.01809%
Next $2.5  billion            0.01342%
Next $2.5 billion             0.00062%
In excess of $7 billion       0.00000%

For the years ended December 31, 2005, 2004, and 2003, MFS received fees under the Administrative Services Agreement, from each Series, as follows:

                                                       2005          2004          2003
                                                     --------      --------      --------
Bond Series ......................................   $ 40,214      $ 23,236      $ 26,560
Capital Appreciation Series ......................    125,624        66,939        66,293

Capital Opportunities Series(1) ..................     40,765        25,145        24,788

Core Equity Series ...............................     15,868         8,077         6,781
Emerging Growth Series ...........................     67,817        41,354        40,913
Emerging Markets Equity Series ...................     13,125         4,990         3,009
Global Governments Series ........................     10,639         6,253         7,690
Global Growth Series .............................     29,206        16,871        15,952
Global Total Return Series .......................     31,817        15,252         8,420
Government Securities Series .....................    121,458        68,921       100,990
High Yield Series ................................     67,944        39,450        37,185
International Growth Series ......................     23,759        11,319         9,308
International Value Series .......................     19,015         6,423         5,053
Massachusetts Investors Growth Stock Series ......     88,701        51,522        47,780
Massachusetts Investors Trust Series .............    199,504       107,414       109,239
Mid Cap Growth Series ............................     20,001        11,240         5,551
Mid Cap Value Series .............................      4,259         1,762           174
Money Market Series ..............................     63,079        40,417        67,335
New Discovery Series .............................     52,011        27,121        20,621
Research Series ..................................     73,246        42,703        43,614
Research International Series ....................     28,153        10,174         6,411

Strategic Growth Series(1) .......................     14,171         7,559         4,323

Strategic Income Series ..........................     15,201         8,381         7,621
Strategic Value Series ...........................      1,933           858           226
Technology Series ................................      3,974         2,812         1,753
Total Return Series ..............................    370,799       178,152       166,462
Utilities Series .................................     66,995        28,669        25,511
Value Series .....................................     80,076        37,054        29,841


-----------
(1)   For the year ended December 31, 2006, MFS received $47,619 and $17,577 under the
      Administrative Services Agreement from the Capital Opportunities Series and the
      Strategic Growth Series, respectively.


CUSTODIAN

State Street Bank and Trust Company and/or JP Morgan Chase Bank (each a "Custodian") are the custodians of the Series Fund's assets. The Custodian's responsibilities include safekeeping and controlling the Series Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Series Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, serving as the Series Fund's foreign custody manager, providing reports on foreign securities depositaries and, with respect to State Street Bank and Trust Company, calculating the daily net asset value, public offering price and redemption price of shares of each class of the Series Fund. The Custodians do not determine the investment policies of the Series Fund or decide which securities the Series Fund will buy or sell. The Series Fund may, however, invest in securities of a Custodian and may deal with the Custodians as principal in securities transactions. Portfolio securities may be deposited into the Federal Reserve-Treasury Department Book Entry System, the Depository Trust Company, or the Mortgage Backed Securities Clearing Corporation.

SHAREHOLDER SERVICING AGENT

MFS Service Center, Inc. (the "Shareholder Servicing Agent" or "MFSC"), 500 Boylston Street, Boston, MA 02116, a wholly owned subsidiary of MFS, is the Series Fund's shareholder servicing agent, pursuant to a Shareholder Servicing Agreement effective August 1, 1985 (the "Agency Agreement"). The Shareholder Servicing Agent's responsibilities under the Agency Agreement include administering and performing transfer agent functions and the keeping of records in connection with the issuance, transfer and redemption of the shares of the Series Fund. In addition, State Street Bank and Trust Company, the dividend and distribution disbursing agent for the Series Fund, has contracted with the Shareholder Servicing Agent to administer and perform certain dividend and distribution disbursing functions for the Series Fund. For these services, the Shareholder Servicing Agent is entitled to receive a fee based on the number of accounts in the Series Fund, computed and paid monthly. In addition, MFSC is also reimbursed for certain out-of-pocket expenses, such as costs related to mailing shareholder statements or to shareholder inquiries, incurred by MFSC in performing the services described above.

During the fiscal years ended December 31, 2005, 2004 and 2003, no Series paid any compensation to the Shareholder Servicing Agent.

DISTRIBUTOR

MFS Fund Distributors, Inc. ("MFD"), a wholly owned subsidiary of MFS, serves as distributor for the continuous offering of shares of the Series Fund pursuant to the Distribution Agreement (the "Distribution Agreement"). The Distribution Agreement has an initial two-year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Series Fund's shares and in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 days' nor less than 30 days' notice.

CODES OF ETHICS

The Trust and its Adviser and Distributor have adopted separate codes of ethics as required under the Investment Company Act of 1940 (the "1940 Act"). Subject to certain conditions and restrictions, each code permits personnel subject to the code to invest in securities for their own accounts, including securities that may be purchased, held or sold by the Series. Securities transactions by some of these persons may be subject to prior approval of the Adviser's Compliance Department and securities transactions of certain personnel are subject to quarterly reporting and review requirements. These codes are on file with, and are available from, the Securities and Exchange Commission (the "SEC"). These codes can be reviewed and copied at the:

Public Reference Room
Securities and Exchange Commission
Washington, D.C. 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. These codes also are available on the EDGAR Database on the Commission's internet website at http://www.sec.gov, and copies of these codes may be obtained, upon payment of a duplicating fee, by electronic request to the following email address: publicinfo@sec.gov, or by writing the Public Reference Section at the above address.

5. DISTRIBUTION PLAN

RULE 12B-1 PLAN

The Trustees have adopted a Distribution Plan for the Service Class shares (the "Distribution Plan") pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") after having concluded that there is a reasonable likelihood that the Distribution Plan would benefit the Series Fund and each respective class of shareholders. The provisions of the Distribution Plan are severable with respect to each Class of shares offered by the Series Fund. The Distribution Plan is designed to promote sales, thereby increasing the net assets of the Series Fund. Such an increase may reduce the expense ratio to the extent the Series Fund's fixed costs are spread over a larger net asset base. Also, an increase in net assets may lessen the adverse effect that could result were the Series Fund required to liquidate portfolio securities to meet redemptions. There is, however, no assurance that the net assets of the Series Fund will increase or that the other benefits referred to above will be realized. Current distribution fees for each Series are reflected under the caption "Expense Summary" in the Prospectus.

DISTRIBUTION PLAN PAYMENTS


During the fiscal year ended December 31, 2005, and December 31, 2006 for the Capital Opportunities Series and the Strategic Growth Series, the Series made the following Distribution Plan payments:


                                                             AMOUNT OF DISTRIBUTION AND SERVICE FEES
                                                        TOTAL          RETAINED BY MFD        PAID TO DEALERS
                                                        -----          ---------------        ---------------
Bond Series ......................................   $  188,703               $0                 $  188,703
Capital Appreciation Series ......................       91,300                0                     91,300

Capital Opportunities Series .....................       38,273                0                     38,273

Core Equity Series ...............................       23,710                0                     23,710
Emerging Growth Series ...........................       51,582                0                     51,582
Emerging Markets Equity Series ...................       19,457                0                     19,457
Global Governments Series ........................       11,509                0                     11,509
Global Growth Series .............................       18,575                0                     18,575
Global Total Return Series .......................       38,759                0                     38,759
Government Securities Series .....................      562,411                0                    562,411
High Yield Series ................................      262,591                0                    262,591
International Growth Series ......................       45,093                0                     45,093
International Value Series .......................       22,283                0                     22,283
Massachusetts Investors Growth Stock Series ......      214,063                0                    214,063
Massachusetts Investors Trust Series .............      374,078                0                    374,078
Mid Cap Growth Series ............................      103,529                0                    103,529
Mid Cap Value Series .............................       60,142                0                     60,142
Money Market Series ..............................      267,284                0                    267,284
New Discovery Series .............................      279,885                0                    279,885
Research Series ..................................       64,786                0                     64,786
Research International Series ....................      175,433                0                    175,433

Strategic Growth Series ..........................       99,950                0                     99,950

Strategic Income Series ..........................       58,149                0                     58,149
Strategic Value Series ...........................       27,378                0                     27,378
Technology Series ................................        8,027                0                      8,027
Total Return Series ..............................    1,659,731                0                  1,659,731
Utilities Series .................................       97,924                0                     97,924
Value Series .....................................      306,684                0                    306,684

The Distribution Plan provides that each Series may pay MFD a distribution fee based on the average daily net assets attributable to the Service Class as partial consideration for distribution services performed and expenses incurred in the performance of MFD's obligations under its Distribution Agreement with the Series Fund. Some or all of the distribution fee may be used by MFD, or paid to Participating Affiliates, Plan Sponsors and their affiliates, for compensation to financial intermediaries and broker-dealers to pay or reimburse them for their services or expenses in connection with the distribution of variable annuity or variable life insurance contracts investing indirectly in Service Class shares ("Variable Contracts"), as well as other expenses including, but not limited to, training and compensating sales personnel with respect to the Variable Contracts; printing and mailing of prospectuses, statements of additional information and reports; developing, preparing, printing and mailing advertisements, sales literature and other promotional materials; holding seminars and sales meetings; educating and servicing Variable Contract owners and their accounts; and compensating employees of the MFD. While the amount of compensation received by MFD in the form of distribution fees during any year may be more or less than the expenses incurred by MFD under its Distribution Agreement with the Series Fund, the Series Fund is not liable to MFD for any losses MFD may incur in performing services under its Distribution Agreement with the Series Fund.

Fees payable under the Distribution Plan are charged to, and therefore reduce, income allocated to Service Class shares.

The Distribution Plan remains in effect from year to year only if its continuance is specifically approved at least annually by vote of both the Trustees and a majority of the Trustees who are not "interested persons" or financially interested parties of such Plan ("Distribution Plan Qualified Trustees"). The Distribution Plan also requires that the Series Fund and MFD each shall provide the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under such Plan. The Distribution Plan may be terminated with respect to a Series at any time by vote of a majority of the Distribution Plan Qualified Trustees or by a majority of the voting power of the Series' Service Class shares. Agreements under the Distribution Plan must be in writing, will be terminated automatically if assigned, and may be terminated with respect to a Series at any time without payment of any penalty, by vote of a majority of the Distribution Plan Qualified Trustees or by a majority of the voting power of the Series' Service Class shares. The Distribution Plan may not be amended to increase materially the amount of permitted distribution expenses with respect to a Series without the approval of a majority of the voting power of the Series' Service Class shares or may not be materially amended in any case without a vote of the Trustees and a majority of the Distribution Plan Qualified Trustees. The selection and nomination of Distribution Plan Qualified Trustees shall be committed to the discretion of the non-interested Trustees then in office. No Trustee who is not an "interested person" has any financial interest in the Distribution Plan or in any related agreement.

As described above, shares of the Series are only sold principally as investment options under variable life and annuity products (the "Variable Products") sold by Sun Life Assurance Company of Canada (U.S.) and its affiliates and New England Life Insurance Company (collectively, "Sun Life"). In connection with the sale of the Variable Products, the selling broker or other financial intermediary may receive various forms of compensation including:

o A sales commission from Sun Life based upon the premium paid on the Variable Product. The prospectus for the Variable Product describes the commission paid on the Variable Product that you purchased.

o Payments of distribution fees under the Rule 12b-1 Plan for the Service Class of the Series, which are asset-based charges paid from the assets of the Fund.

o Additional payments by Sun Life out of its own assets additional cash payments or reimbursements to broker-dealers which sell the Variable Products in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all broker-dealers, and the terms of any particular agreement governing the payments may vary among broker-dealers depending on, among other things, the level and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Variable Products on the broker-dealers' preferred or recommended list, access to the broker-dealers' registered representatives for purposes of promoting sales of the Variable Products, assistance in training and education of the employees of a broker-dealer, and opportunities for Sun Life to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular broker-dealer's actual or expected aggregate sales of the Variable Products or assets held within those contracts. You should consult the prospectus for the Variable Product that you hold to learn more about these arrangements.

These payments may provide additional incentives to selling brokers or intermediaries to actively promote the Variable Products or cooperate with related promotional efforts.

6. INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

The Series' financial statements and financial highlights for the fiscal year ended December 31, 2005, are incorporated by reference into this SAI from the Series Fund's Annual Report to shareholders and have been audited by Deloitte & Touche LLP, independent registered public accounting firm, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm, given upon their authority as experts in accounting and auditing. A copy of the Series Fund's Annual Report accompanies this SAI.

7. ADDITIONAL INFORMATION WITH RESPECT TO SHARES OF EACH SERIES

PURCHASES

Sun Life of Canada (U.S.), Sun Life (N.Y.) and New England Life Insurance Company buy shares of each Series for their Variable Accounts without a sales charge at their net asset value through the allocation of purchase payments made under Contracts issued by them in accordance with the allocation instructions received from owners of the Contracts.

EXCHANGE PRIVILEGE

Subject to the limitations described in the prospectus, shares of any Series of the Series Fund may be exchanged for the same class of shares of any other Series of the Series Fund (if shares of that Series are available for purchase) at net asset value so as to facilitate exchanges among Sub-Accounts of the Variable Accounts, as described in the prospectuses for the Variable Accounts. See the Prospectus for a further discussion of the exchange privilege.

NET ASSET VALUE, DIVIDENDS AND DISTRIBUTIONS

The net asset value per share of each class of each Series is determined each day during which the New York Stock Exchange (the "Exchange") is open for trading. (As of the date of this SAI, the Exchange is open for trading every weekday except in an emergency and for the following holidays (or the days on which they are observed): New Year's Day; Martin Luther King Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day and Christmas Day.) This determination is made once each day as of the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time) (the "valuation time") by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of Series shares outstanding for that class. In accordance with regulations for regulated investment companies and except for money market funds, changes in portfolio holdings and number of shares outstanding are generally reflected in a Series' net asset value the next business day after such change.

MONEY MARKET SERIES -- Money market instruments are valued at amortized cost, which approximates market value. Amortized cost involves valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. The Money Market Series use of amortized cost is subject to the Series' compliance with Rule 2a-7 under the Investment Company Act of 1940. The amortized cost value of an instrument can be different from the market value of an instrument.

The Board of Trustees for the Money Market Series has established procedures designed to stabilize its net asset value per share at $1.00 and has delegated to the adviser the responsibility for the implementation and administration of such procedures. Under the procedures, the adviser is responsible for monitoring and notifying the Board of Trustees of circumstances where the net asset value calculated by using market valuations may deviate from the $1.00 per share calculated using amortized cost and might result in a material dilution or other unfair result to investors or existing shareholders. Under such circumstances, the Board may take such corrective action, if any, as it deems appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses; shortening average portfolio maturity; withholding dividends; calculating net asset value by using available market quotations; and such other measures as the Trustees may deem appropriate.

OTHER SERIES -- Open-end investment companies are generally valued at their net asset value per share. The underlying investments of open-end investment companies managed by the adviser are valued as described below.

Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by an independent pricing service on the market or exchange on which they are primarily traded.

Debt instruments (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as reported by an independent pricing service. Values of debt instruments obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

Short-term instruments with a maturity at issuance of 397 days or less are generally valued at amortized cost, which approximates market value.

Exchange-traded options are generally valued at the last sale or official closing price as reported by an independent pricing service on the exchange on which they are primarily traded. For exchange-traded options in which there were no sales reported that day, exchange-traded options are generally valued at the last daily bid quotation as reported by an independent pricing service on the exchange on which they are primarily traded. Options not traded on an exchange are generally valued at a broker-dealer bid quotation. Foreign currency options are generally valued using an external pricing model that uses market data from an independent source.

Futures contracts are generally valued at last posted settlement price as reported by an independent pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as reported by an independent pricing service on the market on which they are primarily traded.

Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates reported by an independent pricing service for proximate time periods.

Swaps are generally valued at a broker-dealer bid quotation.

Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker-dealer bid quotation.

The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by an independent pricing service.

DISTRIBUTIONS -- The Variable Accounts can choose to receive distributions from the Series Fund in either cash or additional shares. It is expected that the Variable Accounts will choose to receive distributions in additional shares. If the Variable Accounts choose to receive distributions in cash, they will reinvest the cash in the Series Fund to purchase additional shares at their net asset value.

TAX STATUS

Each Series is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). Each individual Series of the Series Fund has elected to be treated and intends to qualify each year as a "regulated investment company" under Subchapter M of the Code by meeting all applicable requirements of subchapter M, including requirements as to the nature of a Series' gross income, the amount of its distributions, and the composition of its portfolio assets. Because each Series intends to distribute all of its net investment income and realized capital gains to shareholders in accordance with the timing requirements imposed by the Code, it is not expected that any Series will be required to pay any federal income or excise taxes, although a Series' foreign-source income may be subject to foreign withholding taxes. Distributions by the Series Fund, to the extent applied to increase reserves under the Contracts, are not taxable to Sun Life of Canada (U.S.) or Sun Life (N.Y.). If any Series should fail to qualify as a "regulated investment company" in any year, then that Series would incur corporate federal income tax upon its taxable income for that year (with no deduction for distributions to shareholders), its distributions would generally be taxable as ordinary dividend income to its shareholders, and investments in that Series through separate accounts would no longer qualify for the look-through treatment described below, with potential adverse consequences for contract holders as described below.

Each shareholder (i.e., separate account) that invests in a Series must meet certain diversification requirements under Section 817(h) of the Code in order for the associated contracts to be treated as "life insurance contracts" under the Code. If the account is not sufficiently diversified and the contracts are not treated as life insurance contracts, the contract holders generally will be subject to tax on all taxable distributions from a Series, and on all sales, exchanges or redemptions of interests in the Series.

If all of the beneficial interests in a Series are held by one or more insurance companies and certain other eligible holders, the diversification requirements of Section 817(h) may be applied by taking into account the assets of the Series, rather than treating the interest in the Series as a separate investment of each separate account investing in the Series. Each Series intends to continue to diversify its assets in accordance with the requirements of Section 817(h) so that, assuming that look-through treatment as described in the preceding sentence is available, any separate account invested wholly in the Series would also satisfy such diversification requirements.

Any investment by a Series in zero coupon bonds, deferred interest bonds, PIK bonds (as defined in Appendix A), certain stripped securities and certain securities purchased at a market discount will cause the Series to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the Series (or potential disqualification of the Series as a "regulated investment company," with the consequences discussed above), the Series may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Series.

A Series' transactions in options, Futures Contracts, Forward Contracts and swaps and related transactions will be subject to special tax rules that may affect the amount, timing and character of Series income and distributions to shareholders. For example, certain positions held by a Series on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any resulting gain or loss, in addition to gains and losses from actual dispositions of those positions, will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by a Series that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles" and may be subject to special tax rules that would cause deferral of Series losses, adjustments in the holding periods of Series securities and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. Each Series will limit its activities in options, Futures Contracts, Forward Contracts and swaps and related transactions to the extent necessary to meet the requirements of Subchapter M of the Code.

Special tax considerations apply with respect to foreign investments of a Series. Foreign exchange gains and losses realized by the Series will generally be treated as ordinary income and losses. Use of foreign currencies for non-hedging purposes and investment by a Series in "passive foreign investment companies" may be limited in order to avoid a tax on the Series. A Series may elect to mark to market any investments in "passive foreign investment companies" on the last day of each year. This election may cause the Series to recognize income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Series (or potential disqualification of the Series as a "regulated investment company," with the consequences discussed above), the Series may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Series.

Investment income received by a Series from foreign securities, and gains with respect to foreign securities, may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle a Series to a reduced rate of tax or an exemption from tax on such income; the Series intend to qualify for treaty reduced rates where available. It is impossible, however, to determine a Series' effective rate of foreign tax in advance, since the amount of the Series' assets to be invested within various countries is not known.

DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

The Series Fund's Declaration of Trust permits the Series Fund's Board of Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) of each Series, to divide or combine the shares of any Series into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in that Series and to divide such shares into classes. The Series Fund has reserved the right to create and issue additional Series and classes of shares and to classify or reclassify outstanding shares. Each share of each class represents an equal proportionate interest in the Series with each other share of that class. Shares of each Series of the Series Fund participate equally in the earnings, dividends and distribution of net assets of the particular Series upon liquidation or dissolution (except for any differences among classes of shares of a Series).

Each shareholder of each Series is entitled to one vote for each dollar of net asset value (number of shares of the Series owned times net asset value per share) of the Series, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Except when a larger vote is required by applicable law, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality of the voting power of the shares voted in person or by proxy will elect a Trustee. Shareholders of all Series of the Series Fund generally will vote together on all matters except when the Trustees determine that only shareholders of particular Series or classes are affected by a particular matter or when applicable law requires shareholders to vote separately by Series or class. Although Trustees are not elected annually by the shareholders, the Declaration of Trust provides that a Trustee may be removed from office at a meeting of shareholders by a vote of shares representing two-thirds of the voting power of the outstanding shares of the Trust.

Except in limited circumstances, the Trustees may, without any shareholder vote, amend or otherwise supplement the Series Fund's Declaration of Trust.

The Series Fund, or any Series or class of the Series Fund, may merge or consolidate or may sell, lease or exchange all or substantially all of its assets if authorized (either at a meeting or by written consent) by shareholders representing a majority of the voting power of the Series Fund voting as a single class or of the affected Series or class. The Series Fund, or any Series or class, may reincorporate or reorganize (but not with another operating entity) without any shareholder vote. Any Series of the Series Fund, or any class of any Series, may be terminated at any time by a vote of a majority of the outstanding voting power of that Series or class, or by the Trustees by written notice to the shareholders of that Series or class. The Series Fund may be terminated at any time by a vote of a majority of the voting power of the Series Fund or by the Trustees by written notice to the shareholders. If not so terminated, the Series Fund will continue indefinitely.

The Trustees may cause a shareholder's shares to be redeemed in order to eliminate small accounts for administrative efficiencies and cost savings, to protect the tax status of a Series if necessary, and to eliminate ownership of shares by a particular shareholder when the Trustees determine, pursuant to adopted policies, that the particular shareholder's ownership is not in the best interests of the other shareholders of the applicable Series (for example, in the case of a market timer). The exercise of the power granted to the Trustees under the Declaration of Trust to involuntarily redeem shares is subject to any applicable provisions under the 1940 Act or the rules adopted thereunder. The staff of the Securities and Exchange Commission takes the position that the 1940 Act prohibits involuntary redemptions; however, the staff made exceptions in limited circumstances.

Under the Declaration of Trust, a Series may, in the future, convert to a master/feeder structure or a fund of funds structure without shareholder approval. In a master/feeder structure, a fund invests all of its assets in another investment company with similar investment objectives and policies. In a fund of funds structure, a fund invests all or a portion of its assets in multiple investment companies.

The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Series Fund and provides for indemnification and reimbursement of expenses out of Series Fund property for any shareholder held personally liable for the obligations of the Series Fund. The Trust also maintains insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Series Fund and its shareholders and the Trustees, officers, employees and agents of the Series Fund covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Series Fund itself was unable to meet its obligations.

The Declaration of Trust further provides that obligations of the Series Fund are not binding upon the Trustees individually but only upon the property of the Series Fund and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

The Series Fund's Declaration of Trust provides that shareholders may not bring suit on behalf of a Series without first requesting that the Trustees bring such suit unless there would be irreparable injury to the Series or if a majority of the Trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of funds with the same or an affiliated investment adviser or distributor.

The Series Fund's Declaration of Trust provides that by becoming a shareholder of a Series, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration.

8. PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Specific decisions to purchase or sell securities for the Series are made by persons affiliated with the Adviser. Any such person may serve other clients of the Adviser, or any subsidiary of the Adviser in a similar capacity.

In connection with the selection of broker dealers and the placing of Series portfolio transactions, the Adviser seeks to achieve for the Series the best overall price and execution available from brokerage firms, taking account of all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing and impact of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker or dealer involved; and the quality of services rendered by the broker or dealer in that and other transactions.

In the case of securities traded in the over-the-counter market, portfolio transactions may be effected either on an agency basis, which involves the payment of negotiated brokerage commissions to the broker-dealer, including electronic communication networks, or on a principal basis at net prices without commissions, but which include compensation to the broker-dealer in the form of a mark-up or mark-down, depending on where the Adviser believes best execution is available. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Adviser on tender or exchange offers. Such soliciting or dealer fees are, in effect, recaptured by the Series.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended ("Section 28(e)"), the Adviser may cause the Series to pay a broker or dealer which provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for the Series in excess of the amount other brokers or dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to the Series and its other clients. "Commissions," as interpreted by the SEC, include fees paid to brokers for trades conducted on an agency basis, and certain mark-ups, markdowns, commission equivalents and other fees received by dealers in riskless principal transactions placed in the over-the-counter market.

The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement).

Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research"), for example, investment research reports; access to analysts; execution systems and trading analytics; reports or databases containing corporate, fundamental, and technical analyses; portfolio modeling strategies; and economic research services, such as publications, chart services and advice from economists concerning macroeconomics information, and analytical investment information about particular corporations to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers on behalf of the Series. The Adviser may use brokerage commissions from the Series' portfolio transactions to acquire Research, subject to the procedures and limitations described in this discussion.

The advisory fee paid by the Series to the Adviser is not reduced as a consequence of the Adviser's receipt of Research. To the extent the Series' portfolio transactions are used to obtain Research, the brokerage commissions paid by the Series might exceed those that might otherwise be paid.

The Research received may be useful and of value to the Adviser in serving both the Series and other clients of the Adviser; accordingly, not all of the Research provided by brokers through which the Series effects securities transactions may be used by the Adviser in connection with the Series. While the Research is not expected to reduce the expenses of the Adviser, the Adviser would, through the use of the Research, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.

From time to time, the Adviser prepares a list of broker-dealer firms that have been deemed by the Adviser to provide valuable Research as determined periodically by the investment staff ("Research Firms"), together with a suggested non-binding amount of brokerage commissions ("non-binding target") to be allocated to each of these research firms, subject to certain requirements. All trades with Research Firms will be executed in accordance with the Adviser's obligation to seek best execution for its client accounts. Neither the Adviser nor the Series has an obligation to any Research Firm if the amount of brokerage commissions paid to the research firm is less than the applicable non-binding target. The Adviser reserves the right to pay cash to the Research Firm from its own resources in an amount the Adviser determines in its discretion.

If the Adviser determines that any service or product has a mixed use, (i.e., it also serves functions that do not assist the investment decision-making or trading process), the Adviser will allocate the costs of such service or product accordingly in its reasonable discretion. The Adviser will allocate brokerage commissions to Research Firms only for the portion of the service or product that the Adviser determines assists it in the investment decision-making or trading process and will pay for the remaining value of the product or service in cash.

Certain Series have entered into an arrangement under which, with respect to certain brokerage transactions directed to certain broker-dealers, the Series receive a credit for part of the brokerage commission paid, which is applied against expenses of the Series. In addition, the Series have an expense offset arrangement that reduces the Series' custodian fees based upon the amount of cash maintained by the Series with their custodian and dividend disbursing agent, State Street Bank and Trust Company.

In effecting portfolio transactions on behalf of the Series and the Adviser's other clients, the Adviser from time to time may instruct the broker-dealer that executes a transaction to allocate, or "step out," a portion of such transaction to another broker-dealer. The broker-dealer to which the Adviser has "stepped out" would then settle and complete the designated portion of the transaction, and the executing broker-dealer would settle and complete the remaining portion of the transaction that has not been "stepped out." Each broker-dealer may receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.

In certain instances there may be securities which are suitable for the Series' portfolios as well as for that of one or more of the other clients of the Adviser or any subsidiary of the Adviser. Investment decisions for the Series and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. The Adviser has adopted policies that are reasonably designed to ensure that when two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be fair and equitable to each. Among other things, these policies prohibit allocations of equity initial public offerings, equity limited offerings or fixed income new issues to, among others: (1) private funds or accounts principally owned by the Adviser's officers, and/or employees or the Trust's employees or Trustees; and (2) any accounts owned beneficially solely by the Adviser or any direct or indirect subsidiary of the Adviser. However, these policies do not prohibit allocations to funds or accounts owned beneficially by Sun Life of Canada (U.S.) Financial Series Holdings, Inc. or Sun Life Financial Inc. or their affiliates other than the Adviser and its direct and indirect subsidiaries. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Series is concerned. In other cases, however, the Adviser believes that the Series' ability to participate in volume transactions will produce better executions for the Series.

For the years ended December 31, 2005, 2004 and 2003, brokerage commissions paid by the Series were as follows:

                                                          TOTAL COMMISSIONS PAID DURING
                                                      --------------------------------------
SERIES                                                   2005          2004          2003
--------------------------------------------------------------------------------------------
Bond Series ......................................    $        0    $        0    $        0
Capital Appreciation Series ......................     1,577,438     1,294,446     2,230,711

Capital Opportunities Series(1) ..................       504,988       666,124       633,581

Core Equity Series ...............................       183,388       265,810       336,307
Emerging Growth Series ...........................       854,389     1,336,929     1,467,293
Emerging Markets Equity Series ...................       328,844       307,815       249,780
Global Governments Series ........................             0             0             0
Global Growth Series .............................       452,682       707,700       746,379
Global Total Return Series .......................       126,627       191,839       160,967
Government Securities Series .....................           229             0             0
High Yield Series ................................         8,402        29,043         9,356
International Growth Series ......................       378,558       422,663       332,252
International Value Series .......................       184,089       180,846       148,254
Massachusetts Investors Growth Stock Series ......     1,317,834     1,897,263     3,961,167
Massachusetts Investors Trust Series .............     1,061,307     2,392,732     2,764,163
Mid Cap Growth Series ............................       226,528       351,343       265,323
Mid Cap Value Series .............................        86,777             0        38,603
Money Market Series ..............................             0             0             0
New Discovery Series .............................     1,845,397     1,686,145     1,200,435
Research Series ..................................       802,272     1,627,728     1,801,548
Research International Series ....................       473,762       454,361       248,993

Strategic Growth Series(1) .......................       164,258       174,012       137,902

Strategic Income Series ..........................           260           611             0
Strategic Value Series ...........................        21,409        11,894         2,416
Technology Series ................................       159,629       133,984       214,822
Total Return Series ..............................     1,515,704     2,612,317     1,849,426
Utilities Series .................................       905,290     1,071,432     1,348,500
Value Series .....................................       201,838       376,018       554,833


-----------------
(1)   For the year ended December 31, 2006, the Capital Opportunities Series paid $379,367 and the Strategic Growth Series paid $157,497 in brokerage commissions.


During the year ended December 31, 2005 and December 31, 2006 for the Capital Opportunities Series and the Strategic Growth Series, each of the following Series purchased and retained securities issued by regular broker-dealers and affiliates thereof, as follows:


                                                                                              VALUE OF SECURITY AT
SERIES                                                  BROKER-DEALER                            DECEMBER 31, 2005
------------------------------------------------------------------------------------------------------------------
Bond Series ......................................      Morgan Stanley Dean Witter, Inc.               $ 4,299,394
                                                        Citigroup, Inc.                                $ 3,571,358
                                                        J.P. Morgan Chase & Co.                        $ 2,787,744
                                                        Lehman Brothers Holdings, Inc.                 $ 1,507,514
                                                        Credit Suisse Group                            $ 1,378,345
                                                        Bank of America Corp.                          $ 1,354,875
------------------------------------------------------------------------------------------------------------------
Capital Appreciation Series ......................      Merrill Lynch & Co., Inc.                      $ 4,138,303
                                                        UBS AG                                         $   785,939
------------------------------------------------------------------------------------------------------------------

Capital Opportunities Series .....................      Bank of America Corp.                          $ 2,423,265
                                                        J.P. Morgan Chase & Co.                        $ 3,869,313

------------------------------------------------------------------------------------------------------------------
Core Equity Series ...............................      Bank of America Corp.                          $ 2,305,562
                                                        Goldman Sachs Group, Inc.                      $   826,284
------------------------------------------------------------------------------------------------------------------
Emerging Growth Series ...........................      Lehman Brothers Holdings, Inc.                 $ 1,052,276
                                                        Goldman Sachs Group, Inc.                      $ 3,792,987
------------------------------------------------------------------------------------------------------------------
Global Governments Series ........................      J.P. Morgan Chase & Co.                        $   596,863
                                                        Lehman Brothers Holdings, Inc.                 $   499,943
------------------------------------------------------------------------------------------------------------------
Global Growth Series .............................      Morgan Stanley                                 $ 1,600,068
------------------------------------------------------------------------------------------------------------------
Global Total Return Series .......................      Morgan Stanley                                 $10,437,505
                                                        Bank of America Corp.                          $ 2,408,938
                                                        Citigroup, Inc.                                $ 1,828,756
                                                        Goldman Sachs Group, Inc.                      $ 1,851,795
                                                        Lehman Brothers Holdings, Inc.                 $ 1,153,642
                                                        J.P. Morgan Chase & Co.                        $   919,908
                                                        Merrill Lynch & Co., Inc.                      $   436,859
------------------------------------------------------------------------------------------------------------------
Government Securities Series .....................      Morgan Stanley                                 $ 4,584,000
------------------------------------------------------------------------------------------------------------------
High Yield Series ................................      Morgan Stanley                                 $15,530,000
------------------------------------------------------------------------------------------------------------------
International Growth Series ......................      UBS AG                                         $ 2,534,239
------------------------------------------------------------------------------------------------------------------
Massachusetts Investors Growth Stock Series ......      Morgan Stanley                                 $26,718,004
                                                        UBS AG                                         $ 3,395,653
                                                        Merrill Lynch & Co., Inc.                      $ 1,404,043
------------------------------------------------------------------------------------------------------------------
Massachusetts Investors Trust Series .............      Goldman Sachs Group, Inc.                      $18,970,043
                                                        J.P. Morgan Chase & Co.                        $20,544,338
                                                        Lehman Brothers Holdings, Inc.                 $11,896,739
------------------------------------------------------------------------------------------------------------------
Money Market Series ..............................      Morgan Stanley                                 $32,056,000
                                                        Citigroup, Inc.                                $29,684,146
                                                        Bank of America Corp.                          $14,420,824
                                                        UBS AG                                         $ 2,661,299
------------------------------------------------------------------------------------------------------------------
Research Series ..................................      Bank of America Corp.                          $ 9,378,603
                                                        J.P. Morgan Chase & Co.                        $ 5,096,196
                                                        Goldman Sachs Group, Inc.                      $ 5,348,495
                                                        Lehman Brothers Holdings, Inc.                 $ 5,829,172
------------------------------------------------------------------------------------------------------------------
Research International Series ....................      UBS AG                                         $ 3,520,432
------------------------------------------------------------------------------------------------------------------

Strategic Growth Series ..........................      Goldman Sachs Group, Inc.                      $   928,971
                                                        UBS AG                                         $ 1,459,383

------------------------------------------------------------------------------------------------------------------
Strategic Income Series ..........................      Lehman Brothers Holdings, Inc.                 $   335,559
                                                        Morgan Stanley                                 $   612,708
                                                        J.P. Morgan Chase & Co.                        $   362,546
------------------------------------------------------------------------------------------------------------------
Strategic Value Series ...........................      Merrill Lynch & Co., Inc.                      $   216,397
                                                        J.P. Morgan Chase & Co.                        $   481,440
------------------------------------------------------------------------------------------------------------------
Total Return Series ..............................      Bank of America Corp.                          $62,273,114
                                                        J.P. Morgan Chase & Co.                        $43,318,503
                                                        Citigroup, Inc.                                $38,066,480
                                                        Merrill Lynch & Co., Inc.                      $17,646,477
                                                        Goldman Sachs Group, Inc.                      $15,362,261
                                                        Morgan Stanley                                 $12,494,847
                                                        Lehman Brothers Holdings, Inc.                 $10,706,059
                                                        UBS AG                                         $ 3,963,505
                                                        Credit Suisse Group                            $ 2,761,721
                                                        Abbey National PLC                             $ 2,119,804
------------------------------------------------------------------------------------------------------------------
Utilities Series .................................      Morgan Stanley                                 $12,972,964
------------------------------------------------------------------------------------------------------------------
Value Series .....................................      Bank of America Corp.                          $18,652,722
                                                        Citigroup, Inc.                                $15,254,920
                                                        Goldman Sachs Group, Inc.                      $13,431,261
                                                        Lehman Brothers Holdings, Inc.                 $ 3,259,363
                                                        Merrill Lynch & Co., Inc.                      $ 2,567,644
------------------------------------------------------------------------------------------------------------------

During the fiscal year ended December 31, 2005, the Series allocated the following amount of transactions, and related commissions, to broker-dealer firms that have been deemed by the Adviser to provide valuable research ("Research Firms"). The provision of Research was not necessarily a factor in the placement of this business with such Research Firms.(1)

                                                          DOLLAR AMOUNT OF         COMMISSIONS PAID
                                                          TRANSACTIONS WITH      ON TRANSACTIONS WITH
SERIES                                                     RESEARCH FIRMS           RESEARCH FIRMS
-----------------------------------------------------------------------------------------------------
Bond Series                                                      N/A                     N/A
Capital Appreciation Series ......................        $1,119,425,480              $1,266,399

Capital Opportunities Series(2) ..................               N/A                     N/A

Core Equity Series ...............................           125,201,548                 155,011
Emerging Growth Series ...........................           610,527,764                 767,729
Emerging Markets Equity Series ...................           107,387,202                 283,475
Global Governments Series ........................               N/A                     N/A
Global Growth Series .............................           221,988,771                 378,558
Global Total Return Series .......................            71,629,929                 113,013
Government Securities Series .....................               N/A                     N/A
High Yield Series ................................             2,228,906                   3,390
International Growth Series ......................           171,667,372                 332,393
International Value Series .......................            95,171,147                 175,659
Massachusetts Investors Growth Stock Series ......         1,020,329,355               1,143,409
Massachusetts Investors Trust Series .............           832,797,237                 911,116
Mid Cap Growth Series ............................           160,116,378                 202,888
Mid Cap Value Series .............................            42,852,939                  72,105
Money Market Series ..............................               N/A                     N/A
New Discovery Series .............................           506,828,213               1,053,473
Research Series ..................................           633,890,773                 696,560
Research International Series ....................           231,016,277                 433,581

Strategic Growth Series(2) .......................           131,094,526                 140,427

Strategic Income Series ..........................               N/A                     N/A
Strategic Value Series ...........................               N/A                     N/A
Technology Series ................................            57,669,117                 130,522
Total Return Series ..............................           967,784,169               1,348,231
Utilities Series .................................           563,466,809                 840,173
Value Series .....................................           161,115,713                 173,158

----------
(1)   The amounts shown do not include transactions directed to electronic communication returns
      (ECNs) owned by Research Firms.

(2)   During the fiscal year ended December 31, 2006.


9. DISCLOSURE OF PORTFOLIO HOLDINGS

The Series has established a policy governing the disclosure of a Series' portfolio holdings which is designed to protect the confidentiality of the Series' non-public portfolio holdings and prevent inappropriate selective disclosure of such holdings. The Series' Board of Trustees has approved this policy and will be asked to approve any material amendments to this policy. Exceptions to this policy may be authorized by MFS' general counsel or a senior member of the MFS legal department acting under the supervision of MFS' general counsel (an "Authorized Person").

Neither MFS nor the Series will receive any compensation or other consideration in connection with its disclosure of Series portfolio holdings.

PUBLIC DISCLOSURE OF PORTFOLIO HOLDINGS. In addition to the public disclosure of Series portfolio holdings through required SEC quarterly filings, a Series may make its portfolio holdings publicly available on the MFS website in such scope and form and with such frequency as MFS may reasonably determine.

The following information is generally available to you on the MFS website (MFS.COM):

INFORMATION                              APPROXIMATE DATE OF POSTING TO WEB SITE
-----------                              ---------------------------------------
Series' full securities holdings                  29 days after month end
as of each month's end

Note that the Series or MFS may suspend the posting of this information or modify the elements of this Web posting policy without notice to shareholders. Once posted, the above information will remain available on the Web site until at least the date on which the Series files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

Not all registered investment companies that are advised by MFS publicly disclose portfolio holdings in the form or on the schedule described above and registered investment companies that are sub-advised by MFS or its affiliates may be subject to different portfolio holdings disclosure policies that may permit public disclosure of portfolio holdings information in different forms and at different times. In addition, separate account and unregistered product clients of MFS or its affiliates have access to their portfolio holdings, and prospective clients have access to representative portfolio holdings. These clients and prospective clients are not subject to the Series' portfolio holdings disclosure policies. Some of these registered investment companies, sub-advised funds, separate accounts, and unregistered products, all advised or sub-advised by MFS or its affiliates, have substantially similar or identical investment objectives and strategies to certain Series. They therefore have potentially substantially similar, and in certain cases nearly identical, portfolio holdings as those Series.

A Series' portfolio holdings are considered to be publicly disclosed: (a) upon the disclosure of the portfolio holdings in a publicly available, routine filing with the SEC that is required to include the information, (b) the day after the Series makes such information available on its Web site (assuming that it discloses in its prospectus that such information is available on its Web site), or (c) at such additional times and on such additional basis as determined by the SEC or its staff.

DISCLOSURE OF NON-PUBLIC PORTFOLIO HOLDINGS. A Series may, in certain cases, disclose to third parties its portfolio holdings which have not been made publicly available. Disclosure of non-public portfolio holdings to third parties may only be made if an Authorized Person determines that such disclosure is not impermissible under applicable law or regulation. In addition, the third party receiving the non-public portfolio holdings may, at the discretion of an Authorized Person, be required to agree in writing to keep the information confidential and/or agree not to trade directly or indirectly based on the information. Such agreements may not be required in circumstances such as where portfolio securities are disclosed to brokers to obtain bids/prices or in interviews with the media. MFS will seek to monitor a recipient's use of non-public portfolio holdings provided under these agreements and, when appropriate, use its best efforts to enforce the terms of these agreements. The restrictions and obligations described in this paragraph do not apply to non-public portfolio holdings provided to MFS or its affiliates.

In addition, to the extent that an Authorized Person determines that there is a potential conflict with respect to the disclosure of information that is not publicly available between the interests of a Series' shareholders, on the one hand, and MFS, MFD or an affiliated person of MFS, MFD, or the Series, on the other, the Authorized Person must inform MFS' conflicts officer of such potential conflict, and MFS' conflicts officer shall determine whether, in light of the potential conflict, disclosure is reasonable under the circumstances, and shall report such potential conflict of interest determinations to the Series' Independent Chief Compliance Officer and the Board of Trustees of the Series. MFS also reports to the Board of Trustees of the Series regarding the disclosure of information regarding the Series that is not publicly available.

Subject to compliance with the standards set forth in the previous two paragraphs, non-public portfolio holdings may be disclosed in the following circumstances:

      o Employees of MFS or MFD (collectively "Series representatives") disclose non-public portfolio holdings in connection with the day-to-day operations and management of the Series. Full portfolio holdings are disclosed to a Series' custodians, independent registered accounting firm, financial printers, regulatory authorities, and stock exchanges and other listing organizations. Portfolio holdings are disclosed to a Series' pricing service vendors and broker/dealers when requesting bids for, or price quotations on, securities, and to other persons (including independent contractors) who provide systems or software support in connection with Series operations, including accounting, compliance support, and pricing. Portfolio holdings may also be disclosed to persons assisting a Series in the voting of proxies or in connection with litigation relating to Series portfolio holdings. In connection with managing the Series, MFS may use analytical systems provided by third parties who may have access to Series portfolio holdings.

      o Non-public portfolio holdings may be disclosed in connection with in-kind purchases and redemptions of Series shares and in other circumstances not described above subject to compliance with the applicable disclosure standards.

In addition, subject to such disclosure not being impermissible under applicable law or regulation, Series Representatives may disclose Series portfolio holdings and related information, which may be based on non-public portfolio holdings, under the following circumstances (among others):

      o Series Representatives may provide oral or written information ("portfolio commentary") about a Series, including, but not limited to, how the Series' investments are divided among various sectors, industries, countries, value and growth stocks, small, mid, and large-cap stocks, among stocks, bonds, currencies and cash, types of bonds, bond maturities, bond coupons, and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to Series performance. Series Representatives may also express their views orally or in writing on one or more of a Series' portfolio holdings or may state that a Series has recently purchased or sold one or more holdings.

      o Series Representatives may also provide oral or written information ("statistical information") about various financial characteristics of a Series or its underlying portfolio securities including, but not limited to, alpha, beta, coefficient of determination, duration, maturity, information ratio, Sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover, and risk and style characteristics.

The portfolio commentary and statistical information may be provided to members of the press, shareholders in the Series, persons considering investing in the Series, or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers, and the content and nature of the information provided to each of these persons may differ.

ONGOING ARRANGEMENTS TO MAKE NON-PUBLIC PORTFOLIO HOLDINGS AVAILABLE. With authorization from an Authorized Person, Series Representatives may disclose non-public Series portfolio holdings to the recipients identified on Appendix D of this SAI, or permit the recipients identified on Appendix D of this SAI to have access to non-public Series portfolio holdings, on an on-going basis.

This list of recipients on Appendix D is current as of January 26, 2006, and any additions, modifications, or deletions to this list that have occurred since January 26, 2006, are not reflected. The portfolio holdings of the Series which are provided to these recipients, or to which these recipients have access, may be the Series' current portfolio holdings. As a condition to receiving or being provided access to non-public Series portfolio holdings, the recipients listed in Appendix D must agree, or have a duty, to maintain this information in confidence.

                                                                      APPENDIX A

INVESTMENT TECHNIQUES, PRACTICES AND RISKS

Set forth below is a description of investment techniques and practices which, to the extent such techniques and practices are consistent with their investment objectives and policies, the Series may generally use in pursuing their investment objectives and investment policies, and a description of the risks associated with these investment techniques and practices. Reference to a "Series" on this Appendix A does not mean that each Series may engage in the investment technique or practice described. Please review Appendix A of the Series' prospectus for a list of the investment techniques and practices which generally are or may be utilized by your Series.

INVESTMENT TECHNIQUES AND PRACTICES

DEBT SECURITIES

To the extent the Series invests in the following types of debt securities, its net asset value may change as the general levels of interest rates fluctuate. When interest rates decline, the value of debt securities can be expected to rise. Conversely, when interest rates rise, the value of debt securities can be expected to decline. The Series' investments in debt securities with longer terms to maturity are subject to greater volatility than the Series' shorter-term obligations. Debt securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

ASSET-BACKED SECURITIES: The Series may purchase the following types of asset-backed securities:

      COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH
SECURITIES: The Series may invest a portion of its assets in collateralized mortgage obligations or "CMOs," which are debt obligations collateralized by mortgage loans or mortgage pass-through securities (such collateral referred to collectively as "Mortgage Assets"). Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities.

Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO in innumerable ways. In a common structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. Certain CMOs may be stripped (securities which provide only the principal or interest factor of the underlying security). See "Stripped Mortgage-Backed Securities" below for a discussion of the risks of investing in these stripped securities and of investing in classes consisting of interest payments or principal payments.

The Series may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

      CORPORATE ASSET-BACKED SECURITIES: The Series may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. These securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities' weighted average life and may lower their return.

Corporate asset-backed securities are backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Series will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

      MORTGAGE PASS-THROUGH SECURITIES: The Series may invest in mortgage pass-through securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage pass-throughs are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayment. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to the Series may be different than the quoted yield on the securities. Mortgage premiums generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of a mortgage pass-through security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed-income securities. In the event of an increase in interest rates which results in a decline in mortgage prepayments, the anticipated maturity of mortgage pass-through securities held by the Series may increase, effectively changing a security which was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA")); or guaranteed by agencies or instrumentalities of the U.S. Government, but not the full faith and credit of the U.S. Government (such as the Federal National Mortgage Association "FNMA") or the Federal Home Loan Mortgage Corporation, ("FHLMC") which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations) (see "U.S. Government Securities" below). Mortgage pass-through securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). Some of these mortgage pass-through securities may be supported by various forms of insurance or guarantees.

Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage pass-through securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration ("FHA") insured or Veterans Administration ("VA") guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-through securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

Government-related guarantors (i.e., whose guarantees are not backed by the full faith and credit of the U.S. Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment by FNMA of principal and interest.

FHLMC is also a government-sponsored corporation owned by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages (i.e., not federally insured or guaranteed) for FHLMC's national portfolio. FHLMC guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Series may also buy mortgage-related securities without insurance or guarantees.

      STRIPPED MORTGAGE-BACKED SECURITIES: The Series may invest a portion of its assets in stripped mortgage-backed securities ("SMBS") which are derivative multiclass mortgage securities issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan institutions, mortgage banks, commercial banks and investment banks.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "I0" class) while the other class will receive all of the principal (the principal-only or "P0" class). The yield to maturity on an I0 is extremely sensitive to the rate of principal payments, including prepayments on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Series may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates. Because SMBS were only recently introduced, established trading markets for these securities have not yet developed, although the securities are traded among institutional investors and investment banking firms.

      CORPORATE SECURITIES: The Series may invest in debt securities, such as convertible and non-convertible bonds, preferred stock, notes and debentures, issued by corporations, limited partnerships and other similar entities. Investment in securities that are convertible into equity securities and preferred stock have characteristics of equity as well as debt securities, and their value may be dependent in part on the value of the issuer's equity securities. The Series may also invest in debt securities that are accompanied by warrants which are convertible into the issuer's equity securities, which have similar characteristics. See "Equity Securities" below for a fuller description of convertible securities.

The Series may invest in debt and convertible securities rated at least Baa by Moody's or BBB by S&P or Fitch IBCA, Duff & Phelps and comparable unrated securities. See Appendix B for a description of bond ratings. Securities rated Baa by Moody's or BBB by S&P or Fitch IBCA, Duff & Phelps and comparable unrated securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade securities. The Series may also invest in lower rated bonds, as described under "Lower Rated Bonds" below.

      LOANS AND OTHER DIRECT INDEBTEDNESS: The Series may purchase loans and other direct indebtedness and also may originate loans. When the Series purchases a loan, the Series acquires some or all of the interest in such loan held by a bank or other lender. Most loans in which the Series invests are secured, although some may be unsecured in part or in full. Loans purchased by the Series may be in default at the time of purchase. Loans that are fully secured should protect the Series better than unsecured loans in the event of non-payment of scheduled interest or principal. However, there can be no assurance that the liquidation of collateral acquired in connection with a secured loan would satisfy the borrower's obligation, or that such collateral could be liquidated.

Loans in which the Series invests generally are made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs or other corporate activities. Such loans typically are originated, negotiated and structured by a syndicate of lenders represented by an agent lender that has negotiated and structured the loan and that is responsible for collecting interest and principal payments and other amounts due on behalf of all of the lenders in the syndicate, and for enforcing the lenders' rights against the borrower. Typically, the agent is given broad discretion in monitoring the borrower's performance and is obligated to use the same care it would use in the management of its own property. Upon an event of default, the agent typically will enforce the loan agreement after instruction from the lenders. The borrower compensates the agent for these services. This compensation may include special fees paid when the loan is structured or funded and other fees paid on a continuing basis. The typical practice of an agent or a lender to rely exclusively or primarily on reports from the borrower involves a risk of fraud by the borrower.

If an agent becomes insolvent, or has a receiver, conservator or similar official appointed for it by an appropriate authority, or if it becomes a debtor in a bankruptcy proceeding, the agent's appointment may be terminated, and a successor agent may be appointed. If an appropriate authority determines that assets held by the agent for the benefit of lenders or purchasers of loans are subject to the claims of the agent's general or secured creditors, then such lenders or purchasers might incur certain costs and delays in realizing payment on a loan or suffer a loss of principal and/or interest. Furthermore, in the event of the borrower's bankruptcy or insolvency, the borrower's obligation to repay a loan may be subject to certain defenses that the borrower can assert as a result of improper conduct by the agent.

The Series may acquire loans by participating directly in a lending syndicate as a lender. Alternatively, the Series may acquire loans or an interest in loans by novation, by assignment or by participation from members of the lending syndicate or from other participants. In a novation or an assignment, the Series assumes all of the rights of the lender in the loan or of the participant in the participants' portion of the loan and, in the case of a novation or an assignment from a member of the lending syndicate, becomes a party of record with respect to the loan. In a participation, the Series purchases a portion of the lender's or the participants' interest in the loan, but has no direct contractual relationship with the borrower. An investment in a loan by participation gives rise to several issues. The Series must rely on another party not only for the enforcement of the Series' rights against the borrower, but also for the receipt and processing of principal, interest or other payments due under the loan. The Series may be subject to delays, expenses and risks that are greater than those that would be involved if the Series could enforce its rights directly against the borrower. In addition, under the terms of a participation agreement, the Series may be regarded as a creditor of the seller of the participation interest (rather than of the borrower), so that the Series also may be subject to the risk that such seller could become insolvent. A participation agreement also may limit the rights of the Series to vote on changes that may be made to the underlying loan agreement, such as waiving a breach of a covenant.

The Series also may purchase trade or other claims against companies, which generally represent monies owed by such companies to suppliers of goods or services. Such claims also may be purchased when such companies are in default.

The Series' ability to receive payments of principal, interest and other direct indebtedness in which it invests will depend primarily on the financial condition of the borrower. In selecting loans and other direct indebtedness for purchase by the Series, the Adviser will rely on its own (and not the original lender's) credit analysis of the borrower. Because the Series may be required to rely on another party to collect and to pass on to the Series amounts payable with respect to the loan or other direct indebtedness and to enforce the Series' rights under the loan or other direct indebtedness, an insolvency, bankruptcy or reorganization of such other party may delay or prevent the Series from receiving such amounts. The highly leveraged nature of many loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Series.

The Series may invest in revolving credit facilities or other standby financing commitments that obligate the Series to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring the Series to increase its investment in a company at a time when the Series might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Series is committed to advance additional funds, it will hold liquid unencumbered assets in an amount sufficient to meet such commitments.

The Series may invest in floating rate loans. Floating rate loans generally are subject to legal or contractual restrictions on resale. Floating rate loans currently are not listed on any securities exchange or automatic quotation system. As a result, no active market may exist for some floating rate loans, and to the extent a secondary market exists for other floating rate loans, such market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Additionally, the supply of floating rate loans may be limited from time to time due to a lack of sellers in the market for existing floating rate loans or to the number of new floating rate loans currently being issued. As a result, the floating rate loans available for purchase by the Series may be of lower quality or may have a higher price.

      LOWER RATED BONDS: The Series may invest in fixed income securities rated Ba or lower by Moody's or BB or lower by S&P or Fitch IBCA, Duff & Phelps and comparable unrated securities (commonly known as "junk bonds"). See Appendix B for a description of bond ratings. No minimum rating standard is required by the Series, and the Series may rely on the rating of any recognized rating agency in the case of securities that receive different ratings from different agencies. These securities are considered speculative and, while generally providing greater income than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories and because yields vary over time, no specific level of income can ever be assured. These lower rated high yielding fixed income securities generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market's perception of their credit quality (especially during times of adverse publicity) to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates (although these lower rated fixed income securities are also affected by changes in interest rates). In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The prices for these securities may be affected by legislative and regulatory developments. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities. Furthermore, the liquidity of these lower rated securities may be affected by the market's perception of their credit quality. Therefore, the Adviser's judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities, and it also may be more difficult during times of certain adverse market conditions to sell these lower rated securities to meet redemption requests or to respond to changes in the market.

While the Adviser may refer to ratings issued by established credit rating agencies, it is not the Series' policy to rely exclusively on ratings issued by these rating agencies, but rather to supplement such ratings with the Adviser's own independent and ongoing review of credit quality. Where a Series focuses on lower rated securities, it will not be required to dispose of a lower rated security that subsequently receives a higher rating from a credit rating agency. To the extent a Series invests in these lower rated securities, the achievement of its investment objectives may be more dependent on the Adviser's own credit analysis than in the case of a fund investing in higher quality fixed income securities. These lower rated securities may also include zero coupon bonds, deferred interest bonds and PIK bonds.

      MUNICIPAL BONDS: The Series may invest in debt securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income tax ("Municipal Bonds"). Municipal Bonds include debt securities which pay interest income that is subject to the alternative minimum tax. The Series may invest in Municipal Bonds whose issuers pay interest on the Bonds from revenues from projects such as multifamily housing, nursing homes, electric utility systems, hospitals or life care facilities.

If a revenue bond is secured by payments generated from a project, and the revenue bond is also secured by a lien on the real estate comprising the project, foreclosure by the indenture trustee on the lien for the benefit of the bondholders creates additional risks associated with owning real estate, including environmental risks.

Housing revenue bonds typically are issued by a state, county or local housing authority and are secured only by the revenues of mortgages originated by the authority using the proceeds of the bond issue. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, such bonds depend in part for scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate. The financing of multi-family housing projects is affected by a variety of factors, including satisfactory completion of construction within cost constraints, the achievement and maintenance of a sufficient level of occupancy, sound management of the developments, timely and adequate increases in rents to cover increases in operating expenses, including taxes, utility rates and maintenance costs, changes in applicable laws and governmental regulations and social and economic trends.

Electric utilities face problems in financing large construction programs in inflationary periods, cost increases and delay occasioned by environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, the cost of competing fuel sources, difficulty in obtaining sufficient rate increases and other regulatory problems, the effect of energy conservation and difficulty of the capital market to absorb utility debt.

Health care facilities include life care facilities, nursing homes and hospitals. Life care facilities are alternative forms of long-term housing for the elderly which offer residents the independence of condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Since the bonds are secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments. Moreover, in the case of life care facilities, since a portion of housing, medical care and other services may be financed by an initial deposit, there may be risk if the facility does not maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures weighs importantly in this process. The facilities may also be affected by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector. Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. A hospital's gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible federal legislation limiting the rates of increase of hospital charges.

The Series may invest in municipal lease securities. These are undivided interests in a portion of an obligation in the form of a lease or installment purchase which is issued by state and local governments to acquire equipment and facilities. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations will be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult. There are, of course, variations in the security of municipal lease securities, both within a particular classification and between classifications, depending on numerous factors.

The Series may also invest in bonds for industrial and other projects, such as sewage or solid waste disposal or hazardous waste treatment facilities. Financing for such projects will be subject to inflation and other general economic factors as well as construction risks including labor problems, difficulties with construction sites and the ability of contractors to meet specifications in a timely manner. Because some of the materials, processes and wastes involved in these projects may include hazardous components, there are risks associated with their production, handling and disposal.

      U.S. GOVERNMENT SECURITIES: The Series may invest in U.S. Government Securities, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. Government, one of its agencies or instrumentalities, or a government sponsored enterprise. Certain U.S. Government securities in which the Series may invest, such as U.S. Treasury obligations (including bills, notes and bonds) and mortgage-backed securities guaranteed by the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the United States Government and ordinarily involve minimal credit risk. Other U.S. Government securities in which the Series may invest involve increased credit risk because they are backed only by the credit of a U.S. federal agency or government sponsored enterprise, such as the Federal Home Loan Banks (FHLBs), the Federal Home Loan Mortgage Corporation (Freddie Mac) or the Federal National Mortgage Association (Fannie Mae). Although government sponsored enterprises such as FHLBs, Freddie Mac and Fannie Mae may be chartered or sponsored by Congress, they are not funded by Congressional appropriations and their securities are not issued or guaranteed by the U.S. Treasury or supported by the full faith and credit of the United States Government.

Investors should note that many U.S. Government securities in which the Series may invest are not supported by the full faith and credit of the United States Government (including securities issued by government sponsored enterprises and by certain U.S. federal agencies and instrumentalities) and involve increased credit risk.

U.S. Government Securities also include interest in trust or other entities representing interests in obligations that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

      VARIABLE AND FLOATING RATE OBLIGATIONS: The Series may invest in floating or variable rate securities. Investments in floating or variable rate securities normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the Series on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before the Series is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by the Series through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.

      ZERO COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS: The Series may invest in zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. The Series will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Series' distribution obligations.

EQUITY SECURITIES

The Series may invest in all types of equity securities, including the following: common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depositary receipts for those securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized market.

A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises and to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying stock.

FOREIGN SECURITIES EXPOSURE

The Series may invest in various types of foreign securities, or securities which provide the Series with exposure to foreign securities or foreign currencies, as discussed below:

BRADY BONDS: The Series may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries including Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

DEPOSITARY RECEIPTS: The Series may invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts. ADRs are certificates issued by a U.S. depositary (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. Generally, ADRs are in registered form and are designed for use in U.S. securities markets and GDRs are in bearer form and are designed for use in foreign securities markets. For the purposes of the Series' policy, if any, to invest a certain percentage of its assets in foreign securities, the investments of the Series in ADRs, GDRs and other types of depositary receipts are deemed to be investments in the underlying securities.

ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depositary which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. The Series may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depositary receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Series may purchase securities in local markets and direct delivery of these ordinary shares to the local depositary of an ADR agent bank in foreign country. Simultaneously, the ADR agents create a certificate which settles at the Series' custodian in five days. The Series may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly, information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in a foreign currency.

DOLLAR-DENOMINATED FOREIGN DEBT SECURITIES: The Series may invest in dollar-denominated foreign debt securities. Investing in dollar-denominated foreign debt represents a greater degree of risk than investing in domestic securities, due to less publicly available information, less securities regulation, war or expropriation. Special considerations may include higher brokerage costs and thinner trading markets. Investments in foreign countries could be affected by other factors including extended settlement periods.

EMERGING MARKETS: The Series may invest in securities of government, government-related, supranational and corporate issuers located in emerging markets. Emerging markets include any country determined by the Adviser to have an emerging market economy, taking into account a number of factors, including whether the country has a low- to middle-income economy according to the International Bank for Reconstruction and Development, the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. The Adviser determines whether an issuer's principal activities are located in an emerging market country by considering such factors as its country of organization, the principal trading market for securities, the source of its revenues and the location of its assets. Such investments entail significant risks as described below.

o Government Actions -- Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Series' portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Series' assets should these conditions recur.

o Default; Legal Recourse -- The Series may have limited legal recourse in the event of a default with respect to certain debt obligations it may hold. If the issuer of a fixed income security owned by the Series defaults, the Series may incur additional expenses to seek recovery. Debt obligations issued by emerging market governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. The Series' ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

o Foreign Currencies -- The securities in which the Series invests may be denominated in foreign currencies and international currency units and the Series may invest a portion of its assets directly in foreign currencies. Accordingly, the weakening of these currencies and units against the U.S. dollar may result in a decline in the Series' asset value.

      Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain emerging market countries may restrict the free conversion of their currencies into other currencies. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Series' portfolio securities are denominated may have a detrimental impact on the Series' net asset value.

o Inflation -- Many emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

o Liquidity; Trading Volume; Regulatory Oversight -- The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

      The limited size of many emerging market securities markets and limited trading volume in the securities of emerging market issuers compared to volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities' issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

      The risk also exists that an emergency situation may arise in one or more emerging markets, as a result of which trading of securities may cease or may be substantially curtailed and prices for the Series' securities in such markets may not be readily available. The Series may suspend redemption of its shares for any period during which an emergency exists, as determined by the Securities and Exchange Commission (the "SEC"). Accordingly, if the Series believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from the Series' identification of such condition until the date of the SEC action, the Series' securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustees.

o Sovereign Debt -- Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Series) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There are no bankruptcy proceedings by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

      Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

      The ability of emerging market governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and tarnish its trade account surplus, if any. To the extent that emerging markets receive payment for their exports in currencies other than dollars or non-emerging market currencies, the emerging market issuer's ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

      To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

      Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

o Withholding -- Income from securities held by the Series could be reduced by a withholding tax on the source or other taxes imposed by the emerging market countries in which the Series makes its investments. The Series' net asset value may also be affected by changes in the rates or methods of taxation applicable to the Series or to entities in which the Series has invested. The Adviser will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

FOREIGN SECURITIES: The Series may invest in dollar-denominated and non dollar-denominated foreign securities. The issuer's principal activities generally are deemed to be located in a particular country if: (a) the security is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; or (e) the issuer has 50% or more of its assets in that country.

Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. These include changes in currency rates, exchange control regulations, securities settlement practices, governmental administration or economic or monetary policy (in the United States or abroad) or circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies. Special considerations may also include more limited information about foreign issuers, higher brokerage costs, different accounting standards and thinner trading markets. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than in the United States. Investments in foreign countries could be affected by other factors including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods. As a result of its investments in foreign securities, the Series may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Series may hold such currencies for an indefinite period of time. While the holding of currencies will permit the Series to take advantage of favorable movements in the applicable exchange rate, such strategy also exposes the Series to risk of loss if exchange rates move in a direction adverse to the Series' position. Such losses could reduce any profits or increase any losses sustained by the Series from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received. The Series' investments in foreign securities may also include "privatizations." Privatizations are situations where the government in a given country, including emerging market countries, sells part or all of its stakes in government owned or controlled enterprises. In certain countries, the ability of foreign entities to participate in privatizations may be limited by local law and the terms on which the foreign entities may be permitted to participate may be less advantageous than those afforded local investors.

FORWARD CONTRACTS

The Series may enter into contracts for the purchase or sale of a specific currency at a future date at a price set at the time the contract is entered into (a "Forward Contract"), for hedging purposes (e.g., to protect its current or intended investments from fluctuations in currency exchange rates) as well as for non-hedging purposes.

A Forward Contract to sell a currency may be entered into where the Series seeks to protect against an anticipated increase in the exchange rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, the Series may enter into a Forward Contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Series intends to acquire.

If a hedging transaction in Forward Contracts is successful, the decline in the dollar value of portfolio securities or the increase in the dollar cost of securities to be acquired may be offset, at least in part, by profits on the Forward Contract. Nevertheless, by entering into such Forward Contracts, the Series may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. The Series does not presently intend to hold Forward Contracts entered into until the value date, at which time it would be required to deliver or accept delivery of the underlying currency, but will seek in most instances to close out positions in such Contracts by entering into offsetting transactions, which will serve to fix the Series' profit or loss based upon the value of the Contracts at the time the offsetting transaction is executed.

The Series will also enter into transactions in Forward Contracts for other than hedging purposes, which presents greater profit potential but also involves increased risk. For example, the Series may purchase a given foreign currency through a Forward Contract if, in the judgment of the Adviser, the value of such currency is expected to rise relative to the U.S. dollar. Conversely, the Series may sell the currency through a Forward Contract if the Adviser believes that its value will decline relative to the dollar.

The Series will profit if the anticipated movements in foreign currency exchange rates occur, which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Series may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative and could involve significant risk of loss.

The use by the Series of Forward Contracts also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

FUTURES CONTRACTS

The Series may purchase and sell futures contracts ("Futures Contracts") on stock indices, single stocks, foreign currencies, interest rates or interest-rate related instruments, indices of foreign currencies or commodities. The Series may also purchase and sell Futures Contracts on foreign or domestic fixed income securities or indices of such securities including municipal bond indices and any other indices of foreign or domestic fixed income securities that may become available for trading. Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

A Futures Contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, foreign currency or commodity, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a Futures Contract provides for a specified settlement month in which, in the case of the majority of commodities, interest rate and foreign currency futures contracts, the underlying commodities, fixed income securities or currency are delivered by the seller and paid for by the purchaser, or on which, in the case of index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures Contracts call for settlement only on the expiration date and cannot be "exercised" at any other time during their term.

The purchase or sale of a Futures Contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the Futures Contract fluctuates, making positions in the Futures Contract more or less valuable -- a process known as "mark-to-market."

Purchases or sales of stock index futures contracts are used to attempt to protect the Series' current or intended stock investments from broad fluctuations in stock prices. For example, the Series may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Series' securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Series is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Series intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Series will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

Interest rate Futures Contracts may be purchased or sold to attempt to protect against the effects of interest rate changes on the Series' current or intended investments in fixed income securities. For example, if the Series owned long-term bonds and interest rates were expected to increase, the Series might enter into interest rate futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling some of the long-term bonds in the Series' portfolio. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Series' interest rate futures contracts would increase at approximately the same rate, subject to the correlation risks described below, thereby keeping the net asset value of the Series from declining as much as it otherwise would have.

Similarly, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, the Series could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and the Series' cash reserves could then be used to buy long-term bonds on the cash market. The Series could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market in certain cases or at certain times, the use of interest rate futures contracts as a hedging technique may allow the Series to hedge its interest rate risk without having to sell its portfolio securities.

The Series may purchase and sell foreign currency futures contracts for hedging purposes, to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the dollar cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. The Series may sell futures contracts on a foreign currency, for example, where it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts.

Conversely, the Series could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. Where the Series purchases futures contracts under such circumstances, however, and the prices of securities to be acquired instead decline, the Series will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

The use by the Series of Futures Contracts also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

INDEXED SECURITIES

The Series may purchase securities with principal and/or interest payments whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The Series may also purchase indexed deposits with similar characteristics. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other. Certain indexed securities may expose the Series to the risk of loss of all or a portion of the principal amount of its investment and/or the interest that might otherwise have been earned on the amount invested.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government-sponsored entities.

INVERSE FLOATING RATE OBLIGATIONS

The Series may invest in so-called "inverse floating rate obligations" or "residual interest bonds" or other obligations or certificates relating thereto structured to have similar features. In creating such an obligation, a municipality issues a certain amount of debt and pays a fixed interest rate. Half of the debt is issued as variable rate short term obligations, the interest rate of which is reset at short intervals, typically 35 days. The other half of the debt is issued as inverse floating rate obligations, the interest rate of which is calculated based on the difference between a multiple of (approximately two times) the interest paid by the issuer and the interest paid on the short-term obligation. Under usual circumstances, the holder of the inverse floating rate obligation can generally purchase an equal principal amount of the short term obligation and link the two obligations in order to create long-term fixed rate bonds. Because the interest rate on the inverse floating rate obligation is determined by subtracting the short-term rate from a fixed amount, the interest rate will decrease as the short-term rate increases and will increase as the short-term rate decreases. The magnitude of increases and decreases in the market value of inverse floating rate obligations may be approximately twice as large as the comparable change in the market value of an equal principal amount of long-term bonds which bear interest at the rate paid by the issuer and have similar credit quality, redemption and maturity provisions.

INVESTMENT IN OTHER INVESTMENT COMPANIES

The Series may invest in other investment companies. The total return on such investment will be reduced by the operating expenses and fees of such other investment companies, including advisory fees.

      OPEN-END FUNDS. The Series may invest in open-end investment companies.

      CLOSED-END FUNDS. The Series may invest in closed-end investment companies. Such investment may involve the payment of substantial premiums above the value of such investment companies' portfolio securities.

LENDING OF PORTFOLIO SECURITIES

The Series may seek to increase its income by lending portfolio securities. Such loans will usually be made only to member firms of the New York Stock Exchange (the "Exchange") (and subsidiaries thereof) and member banks of the Federal Reserve System, and would be required to be secured continuously by collateral in cash, an irrevocable letter of credit or United States ("U.S.") Treasury securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Series would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will not usually exceed five business days). For the duration of a loan, the Series would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned. The Series would also receive a fee from the borrower or compensation from the investment of the collateral, less a fee paid to the borrower (if the collateral is in the form of cash). The Series would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Series would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk.

LEVERAGING TRANSACTIONS

The Series may engage in the types of transactions described below, which involve "leverage" because in each case the Series receives cash which it can invest in portfolio securities and has a future obligation to make a payment. The use of these transactions by the Series will generally cause its net asset value to increase or decrease at a greater rate than would otherwise be the case. Any investment income or gains earned from the portfolio securities purchased with the proceeds from these transactions which is in excess of the expenses associated from these transactions can be expected to cause the value of the Series' shares and distributions on the Series' shares to rise more quickly than would otherwise be the case. Conversely, if the investment income or gains earned from the portfolio securities purchased with proceeds from these transactions fail to cover the expenses associated with these transactions, the value of the Series' shares is likely to decrease more quickly than otherwise would be the case and distributions thereon will be reduced or eliminated. Hence, these transactions are speculative, involve leverage and increase the risk of owning or investing in the shares of the Series. These transactions also increase the Series' expenses because of interest and similar payments and administrative expenses associated with them. Unless the appreciation and income on assets purchased with proceeds from these transactions exceed the costs associated with them, the use of these transactions by a Series would diminish the investment performance of the Series compared with what it would have been without using these transactions.

BANK BORROWINGS: The Series may borrow money for investment purposes from banks and invest the proceeds in accordance with its investment objectives and policies.

MORTGAGE "DOLLAR ROLL" TRANSACTIONS: The Series may enter into mortgage "dollar roll" transactions pursuant to which it sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the Series foregoes principal and interest paid on the mortgage-backed securities. The Series is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on, and gains from, the investment of the cash proceeds of the initial sale. The Series may also be compensated by receipt of a commitment fee.

If the income and capital gains from the Series' investment of the cash from the initial sale do not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Series compared with what the performance would have been without the use of the dollar rolls. Dollar roll transactions involve the risk that the market value of the securities the Series is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the Series sells securities becomes insolvent, the Series' right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the Adviser's ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

REVERSE REPURCHASE AGREEMENTS: The Series may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Series will sell securities and receive cash proceeds, subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. There is a risk that the counter party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Series. The Series will invest the proceeds received under a reverse repurchase agreement in accordance with its investment objective and policies.

OPTIONS

The Series may invest in the following types of options, which involve the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix:

OPTIONS ON FOREIGN CURRENCIES: The Series may purchase and write options on foreign currencies for hedging and non-hedging purposes in a manner similar to that in which Futures Contracts on foreign currencies, or Forward Contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Series may purchase put options on the foreign currency. If the value of the currency does decline, the Series will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Series may purchase call options thereon. The purchase of such options could offset, at least partially, the effect of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Series deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Series could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates. The Series may write options on foreign currencies for the same types of hedging purposes. For example, where the Series anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received less related transaction costs. As in the case of other types of options, therefore, the writing of Options on Foreign Currencies will constitute only a partial hedge.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Series could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Series to hedge such increased cost up to the amount of the premium. Foreign currency options written by the Series will generally be covered in a manner similar to the covering of other types of options. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Series would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Series also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates. The use of foreign currency options for non-hedging purposes, like the use of other types of derivatives for such purposes, presents greater profit potential but also significant risk of loss and could be considered speculative.

OPTIONS ON FUTURES CONTRACTS: The Series also may purchase and write options to buy or sell those Futures Contracts in which it may invest ("Options on Futures Contracts") as described above under "Futures Contracts." Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

An Option on a Futures Contract provides the holder with the right to enter into a "long" position in the underlying Futures Contract, in the case of a call option, or a "short" position in the underlying Futures Contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of Futures Contracts, such as payment of initial and variation margin deposits. In addition, the writer of an Option on a Futures Contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

A position in an Option on a Futures Contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same type (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the Series' profit or loss on the transaction.

Options on Futures Contracts that are written or purchased by the Series on U.S. exchanges are traded on the same contract market as the underlying Futures Contract, and, like Futures Contracts, are subject to regulation by the Commodity Futures Trading Commission (the "CFTC") and the performance guarantee of the exchange clearinghouse. In addition, Options on Futures Contracts may be traded on foreign exchanges. The Series may cover the writing of call Options on Futures Contracts (a) through purchases of the underlying Futures Contract, (b) through ownership of the instrument, or instruments included in the index, underlying the Futures Contract, or (c) through the holding of a call on the same Futures Contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the Series owns liquid and unencumbered assets equal to the difference. The Series may cover the writing of put Options on Futures Contracts
(a) through sales of the underlying Futures Contract, (b) through the ownership of liquid and unencumbered assets equal to the value of the security or index underlying the Futures Contract, or (c) through the holding of a put on the same Futures Contract and in the same principal amount as the put written where the exercise price of the put held (i) is equal to or greater than the exercise price of the put written or where the exercise price of the put held (ii) is less than the exercise price of the put written if the Series owns liquid and unencumbered assets equal to the difference. Put and call Options on Futures Contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Upon the exercise of a call Option on a Futures Contract written by the Series, the Series will be required to sell the underlying Futures Contract which, if the Series has covered its obligation through the purchase of such Contract, will serve to liquidate its futures position. Similarly, where a put Option on a Futures Contract written by the Series is exercised, the Series will be required to purchase the underlying Futures Contract which, if the Series has covered its obligation through the sale of such Contract, will close out its futures position.

The writing of a call option on a Futures Contract for hedging purposes constitutes a partial hedge against declining prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is below the exercise price, the Series will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Series' portfolio holdings. The writing of a put option on a Futures Contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is higher than the exercise price, the Series will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Series intends to purchase. If a put or call option the Series has written is exercised, the Series will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and the changes in the value of its futures positions, the Series' losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

The Series may purchase Options on Futures Contracts for hedging purposes instead of purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the Series could, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or in part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by the Series will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Series could purchase call Options on Futures Contracts rather than purchasing the underlying Futures Contracts.

OPTIONS ON SECURITIES: The Series may write (sell) covered put and call options, and purchase put and call options, on securities. Call and put options written by the Series may be covered in the manner set forth below.

A call option written by the Series is "covered" if the Series owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the Series owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Series holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the Series owns liquid and unencumbered assets equal to the difference. A put option written by the Series is "covered" if the Series owns liquid and unencumbered assets with a value equal to the exercise price, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the Series owns liquid and unencumbered assets equal to the difference. Put and call options written by the Series may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

Effecting a closing transaction in the case of a written call option will permit the Series to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Series to write another put option to the extent that the Series owns liquid and unencumbered assets. Such transactions permit the Series to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Series, provided that another option on such security is not written. If the Series desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

The Series will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Series is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by the Series is more than the premium paid for the original purchase. Conversely, the Series will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously written by the Series is likely to be offset in whole or in part by appreciation of the underlying security owned by the Series.

The Series may write options in connection with buy-and-write transactions; that is, the Series may purchase a security and then write a call option against that security. The exercise price of the call option the Series determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Series' maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Series' purchase price of the security and the exercise price, less related transaction costs. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Series' gain will be limited to the premium received, less related transaction costs. If the market price of the underlying security declines or otherwise is below the exercise price, the Series may elect to close the position or retain the option until it is exercised, at which time the Series will be required to take delivery of the security at the exercise price; the Series' return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money, at-the-money and in-the-money put options may be used by the Series in the same market environments that call options are used in equivalent buy-and-write transactions.

The Series may also write combinations of put and call options on the same security, known as "straddles" with the same exercise price and expiration date. By writing a straddle, the Series undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Series will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

By writing a call option, the Series limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Series assumes the risk that it may be required to purchase the underlying security for an exercise price above its then-current market value, resulting in a capital loss unless the security subsequently appreciates in value. The writing of options on securities will not be undertaken by the Series solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

The Series may also purchase options for hedging purposes or to increase its return. Put options may be purchased to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Series to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, the Series will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

The Series may also purchase call options to hedge against an increase in the price of securities that the Series anticipates purchasing in the future. If such increase occurs, the call option will permit the Series to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Series upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Series.

OPTIONS ON STOCK INDICES: The Series may write (sell) covered call and put options and purchase call and put options on stock indices. In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is generally equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." The Series may cover written call options on stock indices by owning securities whose price changes, in the opinion of the Adviser, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration if the Series owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities in its portfolio. Where the Series covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index and, in that event, the Series will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Series may also cover call options on stock indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the Series owns liquid and unencumbered assets equal to the difference. The Series may cover put options on stock indices by owning liquid and unencumbered assets with a value equal to the exercise price, or by holding a put on the same stock index and in the same principal amount as the put written where the exercise price of the put held (a) is equal to or greater than the exercise price of the put written or (b) is less than the exercise price of the put written if the Series owns liquid and unencumbered assets equal to the difference. Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

The Series will receive a premium from writing a put or call option, which increases the Series' gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which the Series has written a call option falls or remains the same, the Series will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Series will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Series' stock investments. By writing a put option, the Series assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the Series correlate with changes in the value of the index, writing covered put options on indices will increase the Series' losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

The Series may also purchase put options on stock indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, the Series will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Series' investments does not decline as anticipated, or if the value of the option does not increase, the Series' loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Series' security holdings.

The purchase of call options on stock indices may be used by the Series to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Series holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Series will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when the Series is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Series owns.

The index underlying a stock index option may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the Standard & Poor's 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included. The composition of the index is changed periodically.

RESET OPTIONS: In certain instances, the Series may purchase or write options on U.S. Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as "reset" options or "adjustable strike" options grant the purchaser the right to purchase (in the case of a call) or sell (in the case of a put), a specified type of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a "reset" option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a "reset" option, at the time of exercise, may be less advantageous than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium for a reset option written by the Series is paid at termination, the Series assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option. Conversely, where the Series purchases a reset option, it could be required to pay a higher premium than would have been the case at the initiation of the option.

"YIELD CURVE" OPTIONS: The Series may also enter into options on the "spread," or yield differential, between two fixed income securities, in transactions referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

Yield curve options may be used for the same purposes as other options on securities. Specifically, the Series may purchase or write such options for hedging purposes. For example, the Series may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The Series may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the Adviser, the Series will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by the Series will be "covered". A call (or put) option is covered if the Series holds another call (or put) option on the spread between the same two securities and owns liquid and unencumbered assets sufficient to cover the Series' net liability under the two options. Therefore, the Series' liability for such a covered option is generally limited to the difference between the amount of the Series' liability under the option written by the Series less the value of the option held by the Series. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed.

REPURCHASE AGREEMENTS

The Series may enter into repurchase agreements with sellers who are member firms (or a subsidiary thereof) of the New York Stock Exchange or members of the Federal Reserve System, recognized primary U.S. Government securities dealers or institutions which the Adviser has determined to be of comparable creditworthiness. The securities that the Series purchases and holds through its agent are U.S. Government securities, the values of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Series, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Series together with the repurchase price on repurchase. In either case, the income to the Series is unrelated to the interest rate on the Government securities.

The repurchase agreement provides that in the event the seller fails to pay the amount agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Series will have the right to liquidate the securities. If at the time the Series is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Series' exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Series. The Series has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, the Series only enters into repurchase agreements after the Adviser has determined that the seller is creditworthy, and the Adviser monitors that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Series has the right to make margin calls at any time if the value of the securities falls below the agreed upon collateral.

SHORT SALES

The Series may seek to hedge investments or realize additional gains through short sales. The Series may make short sales, which are transactions in which the Series sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Series must borrow the security to make delivery to the buyer. The Series then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Series. Until the security is replaced, the Series is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Series also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. The Series also will incur transaction costs in effecting short sales.

The Series will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Series replaces the borrowed security. The Series will realize a gain if the price of the security declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the Series may be required to pay in connection with a short sale.

Whenever the Series engages in short sales, it identifies liquid and unencumbered assets in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short.

The Series may also make short sales "against the box," i.e., when a security identical to one owned by the Series is borrowed and sold short. If the Series enters into a short sale against the box, it is required to segregate securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and is required to hold such securities while the short sale is outstanding. The Series will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

SHORT TERM INSTRUMENTS

The Series may hold cash and invest in cash equivalents, such as short-term U.S. Government Securities, commercial paper and bank instruments.

SWAPS AND RELATED DERIVATIVE INSTRUMENTS

The Series may enter into all types of swaps such as interest rate swaps, currency swaps, total return swaps, credit default swaps, index swaps and other types of available swap agreements, including swaps on securities, commodities and indices and other benchmarks and related types of derivatives, such as caps, collars and floors. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other, based on different interest rates, currency exchange rates, security or commodity prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. Under a typical swap, one party may agree to pay a fixed rate or a floating rate determined by reference to a specified instrument, rate or index, multiplied in each case by a specified amount (the "notional amount"), while the other party agrees to pay an amount equal to a different floating rate multiplied by the same notional amount. On each payment date, the obligations of parties are netted, with only the net amount paid by one party to the other. All swap agreements entered into by the Series with the same counterparty are generally governed by a single master agreement, which provides for the netting of all amounts owed by the parties under the agreement upon the occurrence of an event of default, thereby reducing the credit risk to which such party is exposed.

Swap agreements are typically individually negotiated and structured to provide exposure to a variety of different types of investments or market factors. Swap agreements may be entered into for hedging or non-hedging purposes and therefore may increase or decrease the Series' exposure to the underlying instrument, rate, asset or index. Swap agreements can take many different forms and are known by a variety of names. The Series is not limited to any particular form or variety of swap agreement if the Adviser determines it is consistent with the Series' investment objective and policies.

For example, the Series may enter into an interest rate swap in order to protect against declines in the value of fixed income securities held by the Series. In such an instance, the Series would agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty would agree to pay a floating rate multiplied by the same notional amount. If interest rates rise, resulting in a diminution in the value of the Series' portfolio, the Series would receive payments under the swap that would offset, in whole or part, such diminution in value. The Series may also enter into swaps to modify its exposure to particular markets or instruments, such as a currency swap between the dollar and another currency which would have the effect of increasing or decreasing the Series' exposure to each such currency. The Series might also enter into a swap on a particular security, or a basket or index of securities, in order to gain exposure to the underlying security or securities, as an alternative to purchasing such securities. Such transactions could be more efficient or less costly in certain instances than an actual purchase or sale of the securities.

The Series may enter into credit default swap contracts. The Series might use credit default swap contracts to limit or to reduce risk exposure of the Series to defaults of corporate and sovereign issuers (i.e., to reduce risk when the Series owns or has exposure to such issuers). The Series also might use credit default swap contracts to create direct or synthetic short or long exposure to domestic or foreign corporate debt securities or certain sovereign debt securities to which the Series is not otherwise exposed. Although it may do so, the Series is not obligated to engage in any of these practices.

As the seller in a credit default swap contract, the Series would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default (or similar event) by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Series would receive from the counterparty a periodic stream of payments over the term of the contract, provided that no event of default (or similar event) occurs. If no event of default or similar event) occurs, the Series would keep the stream of payments and would have no payment obligations. As the seller in a credit default swap contract, the Series effectively would add economic leverage to its portfolio because, in addition to its total net assets, the Series would be subject to investment exposure on the notional amount of the swap.

As the purchaser in a credit default swap contract, the Series would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment might expire worthless. It also would involve credit risk -- that the seller may fail to satisfy its payment obligations to the Series in the event of a default (or similar event). As the purchaser in a credit default swap contract, the Series' investment would generate income only in the event of an actual default (or similar event) by the issuer of the underlying obligation.

The Series may enter into other related types of over-the-counter derivatives, such as "caps," "floors," "collars" and options on swaps, or "swaptions," for the same types of hedging or non-hedging purposes. Caps and floors are similar to swaps, except that one party pays a fee at the time the transaction is entered into and has no further payment obligations, while the other party is obligated to pay an amount equal to the amount by which a specified fixed or floating rate exceeds or is below another rate (multiplied by a notional amount). Caps and floors, therefore, are also similar to options. A collar is in effect a combination of a cap and a floor, with payments made only within or outside a specified range of prices or rates. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into the underlying swap on the agreed-upon terms.

The Series will maintain liquid and unencumbered assets to cover its current obligations under swap and other over-the-counter derivative transactions. If the Series enters into a swap agreement on a net basis (i.e., the two payment streams are netted out, with the Series receiving or paying, as the case may be, only the net amount of the two payments), the Series will maintain liquid and unencumbered assets with a daily value at least equal to the excess, if any, of the Series' accrued obligations under the swap agreement over the accrued amount the Series is entitled to receive under the agreement. If the Series enters into a swap agreement on other than a net basis, it will maintain liquid and unencumbered assets with a value equal to the full amount of the Series' accrued obligations under the agreement.

The most significant factor in the performance of swaps, caps, floors and collars is the change in the underlying price, rate or index level that determines the amount of payments to be made under the arrangement. If the Adviser is incorrect in its forecasts of such factors, the investment performance of the Series would be less than what it would have been if these investment techniques had not been used. If a swap agreement calls for payments by the Series, the Series must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness would decline, the value of the swap agreement would be likely to decline, potentially resulting in losses.

If the counterparty defaults, the Series' risk of loss consists of the net amount of payments that the Series is contractually entitled to receive. The Series anticipates that it will be able to eliminate or reduce its exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty, but there can be no assurance that it will be able to do so.

The use by the Series of Swaps and related derivative instruments also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

TEMPORARY BORROWINGS

The Series may borrow money for temporary purposes (e.g., to meet redemption requests or settle outstanding purchases of portfolio securities).

TEMPORARY DEFENSIVE POSITIONS

During periods of unusual market conditions when the Adviser believes that investing for temporary defensive purposes is appropriate, or in order to meet anticipated redemption requests, a large portion or all of the assets of the Series may be invested in cash (including foreign currency) or cash equivalents, including, but not limited to, obligations of banks (including certificates of deposit, bankers' acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. Government Securities and related repurchase agreements.

"WHEN-ISSUED" SECURITIES

The Series may purchase securities on a "when-issued" or on a "forward delivery" basis which means that the securities will be delivered to the Series at a future date usually beyond customary settlement time. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security. In general, the Series does not pay for such securities until received, and does not start earning interest on the securities until the contractual settlement date. While awaiting delivery of securities purchased on such bases, a Series will identify liquid and unencumbered assets equal to its forward delivery commitment.

SPECIAL RISK FACTORS -- OPTIONS, FUTURES, FORWARDS, SWAPS AND OTHER DERIVATIVE TRANSACTIONS

RISK OF IMPERFECT CORRELATION OF HEDGING INSTRUMENTS WITH THE SERIES' PORTFOLIO:
The Series' ability effectively to hedge all or a portion of its portfolio through transactions in derivatives, including options, Futures Contracts, Options on Futures Contracts, Forward Contracts, swaps and other types of derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the Series' portfolio. In the case of derivative instruments based on an index, the portfolio will not duplicate the components of the index, and in the case of derivative instruments on fixed income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such derivatives. The use of derivatives for "cross hedging" purposes (such as a transaction in a Forward Contract on one currency to hedge exposure to a different currency) may involve greater correlation risks. Consequently, the Series bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

If the Series purchases a put option on an index and the index decreases less than the value of the hedged securities, the Series would experience a loss which is not completely offset by the put option. It is also possible that there may be a negative correlation between the index or obligation underlying an option or Futures Contract in which the Series has a position and the portfolio securities the Series is attempting to hedge, which could result in a loss on both the portfolio and the hedging instrument. It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities. Nevertheless, where the Series enters into transactions in options or futures on narrowly-based indices for hedging purposes, movements in the value of the index should, if the hedge is successful, correlate closely with the portion of the Series' portfolio or the intended acquisitions being hedged.

The trading of derivatives for hedging purposes entails the additional risk of imperfect correlation between movements in the price of the derivative and the price of the underlying index or obligation. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the derivatives markets. In this regard, trading by speculators in derivatives has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such instruments.

The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contracts will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

Further, with respect to options on securities, options on stock indices, options on currencies and Options on Futures Contracts, the Series is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by the Series in connection with such transactions.

In writing a covered call option on a security, index or futures contract, the Series also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, where the Series covers a call option written on a stock index through segregation of securities, such securities may not match the composition of the index, and the Series may not be fully covered. As a result, the Series could be subject to risk of loss in the event of adverse market movements.

The writing of options on securities, options on stock indices or Options on Futures Contracts constitutes only a partial hedge against fluctuations in the value of the Series' portfolio. When the Series writes an option, it will receive premium income in return for the holder's purchase of the right to acquire or dispose of the underlying obligation. In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and the Series will retain the amount of the premium, less related transaction costs, which will constitute a partial hedge against any decline that may have occurred in the Series' portfolio holdings or any increase in the cost of the instruments to be acquired.

Where the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, the Series will incur a loss which may only be partially offset by the amount of the premium it received. Moreover, by writing an option, the Series may be required to forego the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or other assets or a decline in the value of securities or assets to be acquired. In the event of the occurrence of any of the foregoing adverse market events, the Series' overall return may be lower than if it had not engaged in the hedging transactions. Furthermore, the cost of using these techniques may make it economically infeasible for the Series to engage in such transactions.

RISKS OF NON-HEDGING TRANSACTIONS: The Series may enter transactions in derivatives for non-hedging purposes as well as hedging purposes. Non-hedging transactions in such instruments involve greater risks and may result in losses which may not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. The Series will only write covered options, such that liquid and unencumbered assets necessary to satisfy an option exercise will be identified, unless the option is covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations. Nevertheless, the method of covering an option employed by the Series may not fully protect it against risk of loss and, in any event, the Series could suffer losses on the option position which might not be offset by corresponding portfolio gains. The Series may also enter into futures, Forward Contracts or swaps for non-hedging purposes. For example, the Series may enter into such a transaction as an alternative to purchasing or selling the underlying instrument or to obtain desired exposure to an index or market. In such instances, the Series will be exposed to the same economic risks incurred in purchasing or selling the underlying instrument or instruments. However, transactions in futures, Forward Contracts or swaps may be leveraged, which could expose the Series to greater risk of loss than such purchases or sales. Entering into transactions in derivatives for other than hedging purposes, therefore, could expose the Series to significant risk of loss if the prices, rates or values of the underlying instruments or indices do not move in the direction or to the extent anticipated.

With respect to the writing of straddles on securities, the Series incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, create an opportunity for increased return by providing the Series with two simultaneous premiums on the same security, but involve additional risk, since the Series may have an option exercised against it regardless of whether the price of the security increases or decreases.

RISK OF A POTENTIAL LACK OF A LIQUID SECONDARY MARKET: Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While the Series will enter into options or futures positions only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular contract at any specific time. In that event, it may not be possible to close out a position held by the Series, and the Series could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Series has insufficient cash available to meet margin requirements, it will be necessary to liquidate portfolio securities or other assets at a time when it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Series' ability effectively to hedge its portfolio, and could result in trading losses.

The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices have in the past moved to the daily limit on a number of consecutive trading days.

The trading of Futures Contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

MARGIN: Because of low initial margin deposits made upon the establishment of a Futures, Forward or swap position (certain of which may require no initial margin deposits) and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. Where the Series enters into such transactions for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities or other assets held by the Series or decreases in the prices of securities or other assets the Series intends to acquire. Where the Series enters into such transactions for other than hedging purposes, the leverage entailed in the relatively low margin requirements associated with such transactions could expose the Series to greater risk.

POTENTIAL BANKRUPTCY OF A CLEARINGHOUSE OR BROKER: When the Series enters into transactions in exchange-traded futures or options, it is exposed to the risk of the potential bankruptcy of the relevant exchange clearinghouse or the broker through which the Series has effected the transaction. In that event, the Series might not be able to recover amounts deposited as margin, or amounts owed to the Series in connection with its transactions, for an indefinite period of time, and could sustain losses of a portion or all of such amounts. Moreover, the performance guarantee of an exchange clearinghouse generally extends only to its members and the Series could sustain losses, notwithstanding such guarantee, in the event of the bankruptcy of its broker.

POSITION LIMITS: The CFTC and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. These limitations govern the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). Further, an exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser does not believe that these position limits will have any adverse impact on the strategies for hedging the portfolios of the Series.

RISKS OF OPTIONS ON FUTURES CONTRACTS: The amount of risk the Series assumes when it purchases an Option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an Option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

RISKS OF TRANSACTIONS IN FOREIGN CURRENCIES AND OVER-THE-COUNTER DERIVATIVES AND OTHER TRANSACTIONS NOT CONDUCTED ON U.S. EXCHANGES: Transactions in Forward Contracts on foreign currencies, as well as futures and options on foreign currencies and transactions executed on foreign exchanges, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by the Series. Further, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which the Series makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, events could occur in that market which will not be reflected in the forward, futures or options market until the following day, thereby making it more difficult for the Series to respond to such events in a timely manner.

Settlements of exercises of over-the-counter Forward Contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

Unlike transactions entered into by the Series in Futures Contracts and exchange-traded options, certain options on foreign currencies, Forward Contracts, over-the-counter options on securities, swaps and other over-the-counter derivatives are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain futures exchanges subject to CFTC regulation and on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of Forward Contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Series' position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Series. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and the Series could be required to retain options purchased or written, or Forward Contracts or swaps entered into, until exercise, expiration or maturity. This in turn could limit the Series' ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

Further, over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and the Sriese will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Series' ability to enter into desired hedging transactions. The Series will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

Options on securities, options on stock indices, Futures Contracts, Options on Futures Contracts and options on foreign currencies may be traded on exchanges located in foreign countries. Such transactions may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of over-the-counter trading may be present in connection with such transactions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (the "OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Series to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

POLICIES ON THE USE OF FUTURES AND OPTIONS ON FUTURES CONTRACTS: Pursuant to a claim of exemption filed with the CFTC on behalf of the Series, none of the Series are deemed to be a "commodity pool" or a "commodity pool operator" under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act.

                                                                      APPENDIX B

DESCRIPTION OF BOND RATINGS

The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of various debt instruments. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

MOODY'S INVESTORS SERVICE, INC.

Aaa -- Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa -- Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A -- Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa -- Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba -- Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B -- Obligations rated B are considered speculative and are subject to high credit risk.

Caa -- Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca -- Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C -- Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's applies numerical modifiers "1", "2" and "3" in each generic rating classification from "Aa" through "Caa." The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S RATINGS GROUP

Issue credit ratings are based in varying degrees, on the following considerations: (1) likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA -- An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitments on the obligation is extremely strong.

AA -- An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial obligations is very strong.

A -- An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB -- An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C -- Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB -- An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B -- An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC -- An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC -- An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C -- The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D -- An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-): The "AA" and "CCC" ratings may be modified by the addition of a plus or minus sign to show relative standing within the applicable rating category.

The 'c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

The letter 'p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Asterisk (*): Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

The 'r' highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.: Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ('AAA', 'AA', 'A', 'BBB', commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

FITCH

Investment Grade

AAA -- Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA -- Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A -- High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB -- Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB -- Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B -- Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C -- High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, D -- Default. Entities rated in this category have defaulted on some or all of their obligations. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%--100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%--90% and "D" the lowest recovery potential, i.e., below 50%.

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' category or to categories below 'CCC'.

"NR" indicates that Fitch Ratings does not publicly rate the issuer or issue in question.

"Withdrawn": A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend and in these cases, the Rating Outlook may be described as "evolving."

                                                                      APPENDIX C

                    MASSACHUSETTS FINANCIAL SERVICES COMPANY

                      PROXY VOTING POLICIES AND PROCEDURES

              SEPTEMBER 17, 2003, AS REVISED ON SEPTEMBER 20, 2004,
                        MARCH 15, 2005 AND MARCH 1, 2006

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc. and MFS' other investment adviser subsidiaries (collectively, "MFS") have adopted proxy voting policies and procedures, as set forth below ("MFS Proxy Voting Policies and Procedures"), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS, other than the MFS Union Standard Equity Fund (the "MFS Funds"). References to "clients" in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

The MFS Proxy Voting Policies and Procedures include:

      A. Voting Guidelines;
      B. Administrative Procedures;
      C. Monitoring System;
      D. Records Retention; and
      E. Reports.

A. VOTING GUIDELINES

1. GENERAL POLICY; POTENTIAL CONFLICTS OF INTEREST

MFS' policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS' clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

MFS has carefully reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion in voting on these matters in accordance with this overall principle. In other words, the underlying guidelines are simply that -- guidelines. Proxy items of significance are often considered on a case-by-case basis, in light of all relevant facts and circumstances, and in certain cases MFS may vote proxies in a manner different from these guidelines.

As a general matter, MFS maintains a consistent voting position on similar proxy proposals with respect to various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to different proxy statements. There also may be situations involving matters presented for shareholder vote that are not clearly governed by the guidelines, such as proposed mergers and acquisitions. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients.

From time to time, MFS receives comments on these guidelines as well as regarding particular voting issues from its clients and corporate issuers. These comments are carefully considered by MFS, when it reviews these guidelines each year and revises them as appropriate.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its affiliates that are likely to arise in connection with the voting of proxies on behalf of MFS' clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and E below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Review Group is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

2. MFS' POLICY ON SPECIFIC ISSUES

ELECTION OF DIRECTORS

MFS believes that good governance should be based on a board with a majority of directors who are "independent" of management, and whose key committees (e.g., compensation, nominating, and audit committees) are comprised entirely of "independent" directors. While MFS generally supports the board's nominees in uncontested elections, we will withhold our vote for a nominee for a board of a U.S. issuer if, as a result of such nominee being elected to the board, the board would be comprised of a majority of members who are not "independent" or, alternatively, the compensation, nominating or audit committees would include members who are not "independent." MFS will also withhold its vote for a nominee to the board if we can determine that he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason. In addition, MFS will withhold its vote for all nominees standing for election to a board of a U.S. issuer if we can determine: (1) if, since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has repriced underwater options; or (2) if, within the last year, shareholders approved by majority vote a resolution recommending that the board rescind a "poison pill" and the board has failed to take responsive action to that resolution. Responsive action would include the rescission of the "poison pill"(without a broad reservation to reinstate the "poison pill" in the event of a hostile tender offer), or public assurances that the terms of the "poison pill" would be put to a binding shareholder vote within the next five to seven years.

MFS evaluates a contested election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management's track record, the qualifications of the nominees for both slates and an evaluation of what each side is offering shareholders.

MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company's bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections) ("Majority Vote Proposals").

MFS considers voting against Majority Vote Proposals if the company has adopted, or has proposed to adopt in the proxy statement, formal corporate governance principles that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

MFS believes that a company's election policy should address the specific circumstances at that company. MFS considers whether a company's election policy articulates the following elements to address each director nominee who fails to receive an affirmative majority of votes cast in an election:

o Establish guidelines for the process by which the company determines the status of nominees who fail to receive an affirmative majority of votes cast and disclose the guidelines in the annual proxy statement;

o Guidelines should include a reasonable timetable for resolution of the nominee's status and a requirement that the resolution be disclosed together with the reasons for the resolution;

o Vest management of the process in the company's independent directors, other than the nominee in question; and

o Outline the range of remedies that the independent directors may consider concerning the nominee.

CLASSIFIED BOARDS

MFS opposes proposals to classify a board (e.g., a board in which only one-third of board members are elected each year). MFS supports proposals to declassify a board.

NON-SALARY COMPENSATION PROGRAMS

Restricted stock plans should reward results rather than tenure. In some cases, restricted stock is granted to the recipient at deep discounts to fair market value, sometimes at par value. The holder cannot sell for a period of years, but in the meantime the holder is able to vote and receive dividends. Eventually the restrictions lapse and the stock can be sold by the holder.

MFS votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give "free rides" on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted.

MFS opposes stock option programs that allow the board or the compensation committee, without shareholder approval, to reprice underwater options or to automatically replenish shares (i.e., evergreen plans). MFS will consider on a case-by-case basis proposals to exchange existing options for newly issued options (taking into account such factors as whether there is a reasonable value-for-value exchange).

MFS opposes stock option and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against stock option and restricted stock plans if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS may accept a higher percentage (up to 20%) in the case of startup or small companies which cannot afford to pay large salaries to executives, or in the case where MFS, based upon the issuer's public disclosures, believes that the issuer has been responsible with respect to its recent compensation practices, including the mix of the issuance of restricted stock and options.

MFS votes in favor of stock option or restricted stock plans for non-employee directors as long as they satisfy the requirements set forth above with respect to stock option and restricted stock plans for company executives.

EXPENSING OF STOCK OPTIONS

While we acknowledge that there is no agreement on a uniform methodology for expensing stock options, MFS supports shareholder proposals to expense stock options because we believe that the expensing of options presents a more accurate picture of the company's financial results to investors. We also believe that companies are likely to be more disciplined when granting options if the value of stock options were treated as an expense item on the company's income statements.

EXECUTIVE COMPENSATION

MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. Therefore, MFS opposes shareholder proposals that seek to set limits on executive compensation. Shareholder proposals seeking to set limits on executive compensation tend to specify arbitrary compensation criteria. MFS also opposes shareholder requests for disclosure on executive compensation beyond regulatory requirements because we believe that current regulatory requirements for disclosure of executive compensation are appropriate and that additional disclosure is often unwarranted and costly. Although we support linking executive stock option grants to a company's stock performance, MFS opposes shareholder proposals that mandate a link of performance-based options to a specific industry or peer group index. MFS believes that compensation committees should retain the flexibility to propose the appropriate index or other criteria by which performance-based options should be measured. MFS evaluates other executive compensation restrictions (e.g., terminating the company's stock option or restricted stock programs, freezing executive pay during periods of large layoffs, and establishing a maximum ratio between the highest paid executive and lowest paid employee) based on whether such proposals are in the best long-term economic interests of our clients.

EMPLOYEE STOCK PURCHASE PLANS

MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

"GOLDEN PARACHUTES"

From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer's annual compensation that is not determined in MFS' judgment to be excessive.

ANTI-TAKEOVER MEASURES

In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from "poison pills" and "shark repellents" to super-majority requirements.

MFS will vote for proposals to rescind existing "poison pills" and proposals that would require shareholder approval to adopt prospective "poison pills." Nevertheless, MFS will consider supporting the adoption of a prospective "poison pill" or the continuation of an existing "poison pill" if the following two conditions are met: (1) the "poison pill" allows MFS clients to hold an aggregate position of up to 15% of a company's total voting securities (and of any class of voting securities); and (2) either (a) the "poison pill" has a term of not longer than five years, provided that MFS will consider voting in favor of the "poison pill" if the term does not exceed seven years and the "poison pill" is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the "poison pill" allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (e.g., a "chewable poison pill" that automatically dissolves in the event of an all cash, all shares tender offer at a premium price).

MFS will consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

REINCORPORATION AND REORGANIZATION PROPOSALS

When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of management proposals that it believes are in the best long-term economic interests of its clients, MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.

ISSUANCE OF STOCK

There are many legitimate reasons for issuance of stock. Nevertheless, as noted above under "Non-Salary Compensation Programs", when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g., by approximately 15% or more), MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a "blank check") because the unexplained authorization could work as a potential anti-takeover device.

REPURCHASE PROGRAMS

MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

CONFIDENTIAL VOTING

MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.

CUMULATIVE VOTING

MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS' clients as minority shareholders. In our view, shareholders should provide names of qualified candidates to a company's nominating committee, which now for the first time (for U.S. listed companies) must be comprised solely of "independent" directors.

WRITTEN CONSENT AND SPECIAL MEETINGS

Because the shareholder right to act by written consent (without calling a formal meeting of shareholders) can be a powerful tool for shareholders, MFS generally opposes proposals that would prevent shareholders from taking action without a formal meeting or would take away a shareholder's right to call a special meeting of company shareholders.

INDEPENDENT AUDITORS

MFS believes that the appointment of auditors is best left to the board of directors of the company and therefore supports the ratification of the board's selection of an auditor for the company. Recently, some shareholder groups have submitted proposals to limit the non-audit activities of a company's audit firm. Some proposals would prohibit the provision of any non-audit services by a company's auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company's auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company's auditor for specific pieces of non-audit work in the limited situations permitted under current law.

BEST PRACTICES STANDARDS

Best practices standards are rapidly developing in the corporate governance areas as a result of recent corporate scandals, the Sarbanes-Oxley Act of 2002 and revised listing standards on major stock exchanges. MFS generally support these developments. However, many issuers are not publicly registered, are not subject to these enhanced listing standards, or are not operating in an environment that is comparable to that in the United States. In reviewing proxy proposals under these circumstances, MFS votes for proposals that enhance standards of corporate governance so long as we believe that -- given the circumstances or the environment within which the issuers operate -- the proposal is consistent with the best long-term economic interests of our clients.

SOCIAL ISSUES

There are many groups advocating social change, and many have chosen the publicly-held corporation as a vehicle for advancing their agenda. Common among these are resolutions requiring the corporation to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (e.g., environmental standards) or to promulgate special reports on various activities. MFS votes against such proposals unless their shareholder-oriented benefits will outweigh any costs or disruptions to the business, including those that use corporate resources to further a particular social objective outside the business of the company or when no discernible shareholder economic advantage is evident.

The laws of various states may regulate how the interests of certain clients subject to those laws (e.g., state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

FOREIGN ISSUERS

MFS will evaluate items on proxies for foreign companies in the context of the guidelines described above, as well as local market standards and best practices. Proxies for foreign companies often contain significantly more voting items than those of U.S. companies. Many of these items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore voted in favor) for foreign issuers include the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; (v) approval of share repurchase programs; (vi) election of directors in uncontested elections and (vii) appointment of auditors.

In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the "block" restriction lifted early (e.g., in some countries shares generally can be "unblocked" up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer's transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote.

B. ADMINISTRATIVE PROCEDURES

1. MFS PROXY REVIEW GROUP

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The MFS Proxy Voting Committee:

      a. Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

      b. Determines whether any potential material conflicts of interest exist with respect to instances in which (i) MFS seeks to override these MFS Proxy Voting Policies and Procedures and (ii) votes on ballot items not clearly governed by these MFS Proxy Voting Policies and Procedures; and

      c.    Considers special proxy issues as they may arise from time to time.

POTENTIAL CONFLICTS OF INTEREST

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS' clients. Any significant attempt to influence MFS' voting on a particular proxy matter should be reported to the MFS Proxy Voting Committee.

In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, or (ii) matters presented for vote are not clearly governed by these MFS Proxy Voting Policies and Procedures, the MFS Proxy Voting Committee, or delegees, will follow these procedures:

      a. Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares, (ii) retirement plans administered by MFS, and (iii) MFS institutional clients (the "MFS Significant Client List");

      b. If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

      c. If the name of the issuer appears on the MFS Significant Client List, then at least one member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests; and

      d. For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer's relationship to MFS, the analysis of the matters submitted for proxy vote, and the basis for the determination that the votes ultimately were cast in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests. A copy of the foregoing documentation will be provided to the MFS' Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS' distribution, retirement plan administration and institutional business units. The MFS Significant Client List will be reviewed and updated periodically, as appropriate.

3. GATHERING PROXIES

Most proxies received by MFS and its clients originate at Automatic Data Processing Corp. ("ADP") although a few proxies are transmitted to investors by corporate issuers through their custodians or depositories. ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS' clients, usually to the client's custodian or, less commonly, to the client itself. This material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy statements with the issuer's explanation of the items to be voted upon.

MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the "Proxy Administrator"), pursuant to which the Proxy Administrator performs various proxy vote related services, such as vote processing and recordkeeping functions for MFS' Funds and institutional client accounts. The Proxy Administrator receives proxy statements and proxy cards directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator's system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for the upcoming shareholders' meetings of over 10,000 corporations are available on-line to certain MFS employees and the MFS Proxy Voting Committee.

4. ANALYZING PROXIES

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator at the prior direction of MFS automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by the MFS Proxy Voting Committee. With respect to proxy matters that require the particular exercise of discretion or judgment, MFS considers and votes on those proxy matters. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS' voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g., corporate actions, such as mergers and acquisitions), a representative of MFS Proxy Voting Committee may consult with or seek recommendations from portfolio managers or analysts.1 However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5. VOTING PROXIES

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee may review and monitor the votes cast by the Proxy Administrator on behalf of MFS' clients.

C. MONITORING SYSTEM

It is the responsibility of the Proxy Administrator and MFS' Proxy Voting Committee to monitor the proxy voting process. When proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator's system. Through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company's stock and the number of shares held on the record date with the Proxy Administrator's listing of any upcoming shareholder's meeting of that company.

When the Proxy Administrator's system "tickler" shows that the voting cut-off date of a shareholders' meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client's custodian, the Proxy Administrator calls the custodian requesting that the materials be forwarded immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

D. RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees, Board of Directors and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy cards completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company's proxy issues, are retained as required by applicable law.

E. REPORTS

MFS FUNDS

MFS will report the results of its voting to the Board of Trustees, Board of Directors and Board of Managers of the MFS Funds. These reports will include:
(i) a summary of how votes were cast; (ii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iii) a review of the procedures used by MFS to identify material conflicts of interest; and (iv) a review of these policies and the guidelines and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees, Directors and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

ALL MFS ADVISORY CLIENTS

At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

----------
(1) From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained within a few business days prior to the shareholder meeting, the MFS Proxy Review Group may determine to vote the proxy in what it believes to be the best long-term economic interests of MFS' clients.

                                                                      APPENDIX D

                  RECIPIENTS OF NON-PUBLIC DISCLOSURE REGARDING
                     PORTFOLIO HOLDINGS ON AN ONGOING BASIS

NAME OF RECIPIENT                                        PURPOSE OF DISCLOSURE
-----------------                                        ---------------------
Bloomberg L.P. ........................................  Analytical tool
Bowne .................................................  Typesetting and Printing Services
CDS/Computer ..........................................  Software Vendor
Checkfree .............................................  Software Vendor
Compass Board of Trustees .............................  Fund Governance
Deloitte & Touche LLP .................................  Auditor
Eagle Investment Systems Corp. ........................  Accounting System
FactSet Research Systems Inc. .........................  Analytical tool
Financial Models Company Ltd. .........................  Accounting System
GainsKeeper, Inc. .....................................  Accounting System
GFP Acquisition Company, Inc. D.B.A. GCom .............  Software Vendor
G. H. Dean Co. ........................................  Typesetting and Printing Services
Institutional Shareholder Services Inc. ...............  Proxy Service Provider
Investor Tools Perform ................................  Analytical tool
ITG, Inc. .............................................  Analytical tool
JP Morgan Chase Bank ..................................  Fund Custodian
Lipper Inc. ...........................................  Analytical Tool
The MacGregor Group ...................................  Software Vendor
MFS Fund Distributors, Inc. ...........................  Fund Distribution
MSCI BARRA, Inc. ......................................  Analytical Tool
OMGEO LLC .............................................  Software vendor
Palmer & Dodge LLP ....................................  Legal Services
Plexus ................................................  Analytical Tool
Radianz ...............................................  Software Vendor
Saloman Analytics Inc. ................................  Analytical tool
Standard & Poor's Securities Evaluation Services ......  Fund Pricing
State Street Bank and Trust Company ...................  Custodian
Sullivan & Worcester LLP ..............................  Legal Counsel
Sun Life Assurance Company of Canada (U.S.) ...........  Fund Analysis
Wilshire Analytics/Axiom ..............................  Analytical tool

This list is current as of January 26, 2006, and any additions, modifications or deletions to the list that have occurred since January 26, 2006, are not reflected.

MFS/SUN LIFE SERIES TRUST
An Open-end Management Investment Company

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116
(617) 954-5000

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
(617) 954-5000

CUSTODIANS
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

JP Morgan Chase Bank
One Chase Manhattan Plaza
New York, NY 10081

DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
200 Berkeley Street, Boston, MA 02116

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
P.O. Box 9133, Wellesley Hills, MA 02481
Telephone: (800) 752-7215




SUN-SAI-4/07